UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22545

CENTRE FUNDS

(Exact name of registrant as specified in charter)

48 Wall Street, Suite 1100, New York, New York 10005

(Address of principal executive offices) (Zip code)

James A. Abate

48 Wall Street, Suite 1100

New York, New York 10005

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 918-4705

Date of fiscal year end: September 30

Date of reporting period: October 1, 2017 – March 31, 2018

Item 1.	Reports to Stockholders.

CENTRE

SEMI-ANNUAL REPORT

MARCH 31, 2018

Centre Funds

CENTRE AMERICAN SELECT EQUITY FUND
Investor Class (Ticker: DHAMX)
Institutional Class (Ticker: DHANX)

CENTRE ACTIVE U.S. TREASURY FUND
Investor Class (Ticker: DHTRX)
Institutional Class (Ticker: DHTUX)

CENTRE ACTIVE U.S. TAX EXEMPT FUND
Investor Class (Ticker: DHBRX)
Institutional Class (Ticker: DHBIX)

CENTRE GLOBAL INFRASTRUCTURE FUND
Investor Class (Ticker: DHIVX)
Institutional Class (Ticker: DHINX)

Each a series of

CENTRE FUNDS

FUNDAMENTALLY-DRIVEN SPECIALIST ACTIVE FUNDS

For questions or for Shareholder Services, please call 1-855-298-4236 or visit us online at www.centrefunds.com.

Centre Funds	Shareholder Letter

March 31, 2018 (Unaudited)

Dear Shareholders,

It is with my pleasure that we publish the Centre Funds Semi-Annual Report covering the six-month period ended March 31, 2018. I want to thank my fellow shareholders for their continued support and confidence in Centre Funds. We are committed to truly active fund management with distinction.

Each series of Centre Funds is a fundamentally-driven, actively managed Fund in core investment strategies with differentiation and using specialist talent. We offer a select series of funds to choose from, each available in investor and institutional share classes.

Centre American Select Equity Fund

The Fund is a U.S. large capitalization valuation sensitive growth stock fund that seeks long-term growth of capital and is focused on risk adjusted returns through active and pragmatic management; the Fund may complement its equity securities with hedges and other capital preservation strategies when deemed appropriate. The Fund is intended to be a risk managed core growth fund.

Centre Active U.S. Treasury Fund

The Fund is a nontraditional U.S. Treasury securities fund that seeks to maximize investors’ total return through capital appreciation and current income through investments in primarily U.S. Treasury securities. The Fund has the potential for capital appreciation/preservation in various interest rate environments through a proprietary interest rate forecasting process that aims to take advantage of interest rate changes through active duration and interest rate management.

Centre Active U.S. Tax Exempt Fund

The Fund is a nontraditional municipal securities fund that seeks to maximize investors’ total return through capital appreciation and income exempt from federal income tax using active duration management of a core portfolio of highly rated federally tax exempt securities of state and local governments in the U.S. and their political subdivisions, agencies and instrumentalities. The Fund has the potential for capital appreciation/preservation in various interest rate environments through a proprietary interest rate forecasting process that aims to take advantage of interest rate changes through active duration and interest rate management.

Centre Global Infrastructure Fund

The Fund is for investors seeking to potentially benefit from a renewed focus on infrastructure spending revival, but wish to have liquidity in publicly traded investments in developed global markets rather than illiquid private investments. The Fund pursues a bottom-up, active management approach and invests in what we deem the most attractive infrastructure stocks from the United States and developed international economies. Also, the Fund seeks to balance its exposures to where the weights of the Telecommunication, Utilities, Energy, Transportation, and Social Infrastructure industries are broadly represented.

Our aim at Centre Funds is to deliver strong, long-term performance results for investors through an exceptional focus on producing returns and managing risk and downside volatility in select investment strategies. We want investors to associate Centre Funds with high-conviction, differentiated fund strategies that may not be available elsewhere and are tactical, pragmatic, and opportunistic. Each investment strategy aims to capitalize on defined market opportunities using talented and experienced portfolio managers with consistent and repeatable investment processes who aim to achieve true differentiated returns. Our portfolio managers remain focused on fundamentally-driven investment approaches within truly active, high conviction, disciplined and research intensive processes. At Centre Funds, we place service excellence at the core of everything that we do and are committed to providing useful information on all of the Funds. Again, I want to thank my fellow shareholders for their continued support and confidence in the Centre Funds.

Sincerely,

James Abate

President, Centre Funds

Semi-Annual Report | March 31, 2018	1

Centre American Select Equity Fund	Manager Commentary

March 31, 2018 (Unaudited)

Performance & Strategy Summary

For the six-month period ended March 31, 2018, the Centre American Select Equity Fund, Investor Share Class, delivered a total return of 8.66 percent; the Institutional Share Class delivered a total return of 8.76 percent.

During this past six-month period, the key barometer of the U.S. stock market as a whole, as measured by the S&P 500 Index1 , delivered a total return of 5.83 percent, led by pro-cyclical sectors such as Consumer Discretionary, Technology, Financials, Industrials, and Materials, whilst more historically defensive sectors such as Telecommunications, Utilities, Real Estate, and Consumer Staples lagged along with Energy.

Stocks that were the strongest contributors to performance within the Fund over the six-month period ended March 31, 2018 included: within the Consumer Discretionary sector, Netflix, Amazon, Ralph Lauren, Viacom, and The Gap; within the Technology sector, Adobe Systems, NVidia, Microsoft, and Intel; and companies in other sectors. Other stocks that helped were Freeport-McMoRan, NRG Energy, CBRE Group, Raytheon, and ConocoPhillips. Stocks that contributed negatively included: Devon Energy, Microchip Technology, Cabot Oil & Gas, McDonald’s, and Hershey. The Fund was negatively impacted from a total return perspective by the amortization costs of certain hedges and other investments that Centre Asset Management, LLC (“Centre,” the “Adviser” or “we”), the investment adviser to the Fund, viewed, and continues to view, as capital protective in nature. That said, these capital protection hedges, namely protective put options2  on the S&P 500 Index, have in the past insulated the Fund from the same magnitude of maximum drawdown3  experienced by the overall stock market over prior volatile4  episodes, namely in August 2015, January 2016 and, more recently, February 2018. Given the continued presence of certain potentially de-stabilizing factors that we believe could negatively impact the value of underlying equity securities held in the Fund’s portfolio, as of March 31, 2018, the Fund continued to hold put options on the S&P 500 Index as a potential hedge against its underlying stock holdings in the event of a material stock market correction.

The process used by Centre to manage the Fund focuses on each individual portfolio company’s growth outlook and capacity to create shareholder value, utilizing our bottom-up fundamental stock selection process. We utilize a disciplined, Economic Value Added5  framework to select investments. The framework focuses on the fundamentals of wealth creation or wealth destruction similar to the way a traditional, long-term focused corporate investor looking at all aspects of the business would assess a company’s value. In the shorter-term, markets may often undervalue or overvalue a company’s ability to create or destroy wealth. The framework seeks to identify and capture these investment opportunities. The approach is designed to capture excess returns when a business is creating shareholder wealth and the market price of the stock converges toward our target price. Centre not only analyzes earnings but also strives to understand and link the capital allocation decisions being made today by each portfolio company and how they may lead to future earnings growth. In other words, we expect that the companies in which the Fund invests will themselves invest in productive assets of the business, organically and through opportunistic purchases which, in turn, should provide the foundation for future revenue and profits growth that should create shareholder value. Alternatively, if companies cannot invest in productive assets due to a cyclical downturn or existing excess capacity, we expect these companies to “wisely contract” through the restructuring of their assets and other resources to regain their footing for future shareholder value creation. The key is that we look at the company drivers that create true shareholder wealth: capital spending or alternative capital allocations such as acquisitions, stock buybacks, or dividends; company specific risk levels of a business to determine appropriate hurdle rates6 ; and whether the company is generating operating returns on its underlying assets vis-à-vis the cost of capital. Wealth creation from growth or from wise-contraction – that’s how we believe companies create shareholder value.

To meet its objective as a risk managed growth fund, the Fund may complement its equity securities with hedges and other capital preservation strategies when deemed tactically appropriate by Centre. While use of hedging and certain investment techniques involve risk, in accordance with the Fund’s investment policies, the Adviser may tactically employ hedges and other capital preservation strategies on up to 100 percent of the value of the Fund’s underlying securities positions when the Adviser’s assessment of market valuation indicates forward returns for the stock market, as a whole, are low relative to downside risk and the cost to upside potential from portfolio preservation tools is deemed reasonable in order to respond to adverse market, economic, political or other conditions. The Adviser may also tactically employ hedges to reduce volatility. For example, through the tactical use of put options, the Fund may have enhanced performance and more limited risk. Index put options are designed to hedge the Fund from significant market declines that may occur over short periods of time. The value of an index put option generally increases as the underlying securities in the Fund decrease in price and decreases as those securities increase in price. The Adviser may also seek to enhance returns by writing (selling) out of the money call options tailored with exercise prices generally above the current market prices of stocks held in the Fund. As the seller of the call option, the Fund receives cash (the premium) from the purchaser7 . The Adviser varies its hedging strategy and defensive positions across changing market cycles but has generally employed such strategies within the Fund since late 2014.

[1]	S&P 500 is an index of 500 stocks seen as a leading indicator of U.S. equities and a reflection of the performance of the large cap universe, made up of companies selected by economists.
[2]	A put option is a contract giving the owner the right, but not the obligation, to sell a specified amount of an underlying security at a specified price within a specified time.
[3]	Maximum drawdown is the maximum loss from a peak to a trough of a portfolio, before a new peak is attained.
[4]	Volatility is a measure of systematic risk of a security or a portfolio in comparison to the market as a whole.
[5]	Economic Value Added (EVA) is an estimate of a company’s economic profit. Economic profit, which refers to the profit earned by a company, minus the cost of financing the company’s capital, is an amount that may be considered in the assessment of a company’s overall value.
[6]	A hurdle rate is the minimum rate of return on a project or investment required by a manager or investor. The hurdle rate denotes appropriate compensation for the level of risk present; riskier projects generally have higher hurdle rates than those that are deemed to be less risky.

[7]	A covered call is an options strategy whereby an investor holds a long position in an asset and writes (sells) call options on that same asset in an attempt to generate increased income from the asset. This is often employed when an investor has a short-term neutral view on the asset and for this reason holds the asset long and simultaneously has a short position via the option to generate income from the option premium.

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Centre American Select Equity Fund	Manager Commentary

March 31, 2018 (Unaudited)

Market Review & Outlook

As investors move forward further into 2018, it is becoming clearer that the low volatility, highly optimistic tone that embodied U.S. stocks in 2017 has been disturbed and, in advance of such increased volatility and potential downside risks, we have positioned the portfolio accordingly. The most frequent argument we hear championed for a continuation of the positive momentum in the stock market is that revenue and profit growth for the vast majority of companies in the S&P 500 Index, as well as in aggregate, are expected to be the strongest since the economic recovery began in 2010. Unfortunately, in our view, economic and profit growth, whilst being the single biggest factor influencing stock prices over the long-term, have little to no correlation in the short and even intermediate term, as stock prices will be much more highly influenced by changes in interest rates and investors’ re-pricing of risk. In other words, while understanding both secular and, even more importantly, cyclical trends as growth oriented investors, we believe that valuation is the single most critical element of successful investing year over year and over a three to five year “normal” investment cycle. The key is to find great companies when they present themselves as great stock investments. Unfortunately, the number of companies meeting both criteria to us is small and shrinking now.

The term “paradigm shift” is technically a valid way to describe material change but it has been so overused in the business world as to lose its efficacy in calling attention to matters. Regardless, we’re at a loss for a substitute, with the change in course by the Federal Reserve to begin the process of normalizing short term interest rates and start reducing its vast holdings of Treasury Bonds and other assets while, simultaneously, the supply of new Treasury issuance explodes due to increasing budget deficits, bringing about the first challenge to the environment of ultra-accommodative monetary policy, liquidity, and suppressed low cost of capital that’s been in place since 2009. While we do not expect interest rates to rise dramatically, especially on longer maturities, the rise in short term rates plus the prospect of additional increases in the Target Federal Funds Rate8  in 2018 and 2019 will negatively impact stock valuations as the “risk-free” Treasury rate is the foundation of asset pricing for all levels of risk assets. Historically, rising interest rates are the kryptonite to long-dated, richly valued assets, namely stocks. One way to roughly estimate the impact that ultra-accommodative monetary policy and, in particular suppressed interest rates, have had is to isolate analysis to the Utilities Sector. The purpose of doing this is that it nearly eliminates the argumentative contrast that U.S. companies are more efficient, innovative and profitable now as demonstrated by secularly rising Returns on Assets (ROA) and Returns on Equity (ROE) for the S&P 500 Index in aggregate. Most utilities within the Sector, while admittedly better run than in the past, are regulated and subject to legislative caps on their ROE’s as well as being capital intensive. Proving this point is the fact that, over the past twenty-five years, there has not been any material fundamental improvement in ROE’s or ROA’s for the Utilities Sector on an equal weighted basis, unlike the case for nearly all other Sectors of the S&P 500 Index. This being said, valuation multiples9  that we emphasize for the Utilities Sector show the group being valued forty percent higher than its long term average, with all of the re-rating occurring since 2010. Applying this insight across the board means that stocks are up to forty percent overvalued simply from the suppressed level of interest rates in place since then but which are now seemingly moving higher and, perhaps, while not dramatically, will be significant amounts proportionally from the near zero levels enjoyed since 2010.

There have also been changes in stock-bond yield correlations, which have been largely positive since the late 1990’s, increased significantly following the global financial crisis of 2008-2009, and have remained at a high level until very recently. This positive correlation is consistent with other episodes where there was an increase in uncertainty about the outlook for economic growth, such as the 1930s Depression. The recent period of positive stock-bond yield correlation has been in place for the past twenty years or so but, it’s important to remember that this is abnormal and changes in U.S. monetary policy have historically driven correlations lower. Why the recent change in correlations from positive to negative is so critical now is that the traditional stock-bond mix of a balanced portfolio held assets that provided diversified returns with one directionally gaining and offsetting the loss on the other side and vice-versa. For the first time in many investment professionals’ careers, the environment looks to be “back to the future” with potentially no place to hide other than cash amongst traditional asset classes (which has been largely abandoned in asset allocation due to the low level of short term interest rates), raising the value of hedges. The trading disruption from so-called “risk-parity” funds, which are nothing but an updated version of what used to be called tactical asset allocation funds, can be more dramatic now in an environment of increasing volatility and false sense of liquidity given the new phenomenon of smart-beta indexing, high frequency trading, artificial intelligence, and other so-called improvements to financial markets away from human fact based decision making and interaction and floor exchange based trading.

Looking at things optimistically, it is plausible to temper the negative impact from rising interest rates (from essentially zero) given the tremendous growth in earnings that began in 2017 which is expected to continue in 2018 and 2019. Aggregate S&P 500 Bottom Up ($/share) earnings estimates for calendar years 2019 and 2018 are expected to be $173.93 and $157.96, respectively, up from $132.00 in 2017 and $118.10 in 2016. This represents sequential growth rates of ten percent, twenty percent, and twelve percent, respectively10 , and highlights a definite change in the “secular stagnation” environment of 2014-2016. It is this rather positive outlook which underlies our belief that a long, drawn out bear market in anticipation of a recession remains a very low probability despite this economic recovery being one of the longest on record. Furthermore, many of the late cycle excesses in terms of over-aggressive asset growth – new plant and equipment, inventories, etc., are not evident now.

[8]	The federal funds rate is the rate at which depository institutions (banks) lend reserve balances to other banks on an overnight basis. Reserves are excess balances held at the Federal Reserve to maintain reserve requirements.

[9]	Valuation multiples is a valuation theory based on the idea that similar assets sell at similar prices. This assumes that a ratio comparing value to some firm-specific variable (operating margins, cash flow, etc.) is the same across similar firms.

[10]	Source: Thomson Reuters I/B/E/S

Semi-Annual Report | March 31, 2018	3

Centre American Select Equity Fund	Manager Commentary

March 31, 2018 (Unaudited)

With rising interest rates in the minus column and increasing profits on the plus side, what tips our view to negative in this paradigm shift? In one word, it’s risk. The mathematics in any valuation model, from basic to complex, captures a foundation risk-free interest rate, some measure of earnings or cash flow, a growth rate associated with such earnings or cash flow, plus a risk premium to represent compensation for risk, measured relative to the risk-free rate. Based upon our analysis, the equity risk premium has been extraordinarily low since the end of 2014 (and continued to fall), which explains why stocks rose in price in 2015 and 2016 despite the stagnation in aggregate S&P 500 ($/share) earnings and relative stability in interest rates. The compression of risk premiums has not been isolated to stocks but, in fact, has been more profoundly evident in bonds as overly cheap credit is best illustrated by the fact that European High Yield Bond Indexes, i.e., “junk bonds”11 , have a lower yield than comparable maturity U.S. Treasury Bonds. The most significant driver of this has been not only ultra-accommodative policies and liquidity supplied from the U.S. Federal Reserve but their counter-parts in the Eurozone, Japan, and China. From our proprietary analytical work, it is important to point out that risk premiums being low (as they are today) in themselves are not problematic as long as they are directionally trending even lower. Historically, market corrections occur when risk premium are low but the trend has turned to rising, recent example being years 2000 and 2008.

With the U.S. scaling back its monetary stimulus, the Eurozone under increasing pressure to not expand or extend its Quantitative Easing (QE) program, Japan’s multi-pronged efforts to weaken the yen largely played out, and China’s credit bubble reaching untenable levels, we see the suppression of risk premiums having run its course negatively impacting the valuation of all risky assets and, in particular, long duration assets most sensitive to changes in the required rate of return such as U.S. stocks. Aside from central bank policies, risk needs to be examined comprehensively and fundamentally, not just expressed in terms of stock market movements. Negatively, outside of the banking industry, the U.S. has not experienced a deleveraging since 2009 but has actually increased its risk from leverage, the difference being that it is now in the corporate and government sectors rather than the household sector. Furthermore, while it’s been a positive that the use of such increased leverage in the corporate sector has not led to excessive industrial capacity and inventories, such debt financed cash sources have been used primarily in aggregate for stock buybacks. Thus, corporations have increased their risk from more leverage to purchase an asset that has no future utility in terms of generating revenue or cash flow to service such debt. From this perspective, risk has likely increased negatively impacting valuation multiples.

Consistent with his America First campaign pledges, President Trump has begun the process of trying to institute remedies that would offset the mercantilist export advantages and attacks on America’s intellectual property that China has enjoyed since joining the World Trade Organization (“WTO”) in 2001. The early stages of this relationship, cheap and plentiful consumer goods for U.S. consumers and the potential for democratic, pro-Western liberal reforms in China, was viewed as more than offsetting the costs of de-industrialization of America and potential loss of long-term competitive advantage. Furthermore, the “offshoring”12  of America’s prior inventory and excess capacity cycles to China diminished the traditional recession risks from excess capacity, which is why the recession in 2009 was largely a Wall Street phenomenon rather than a Main Street one.

Now after almost two decades of unprecedented trade imbalances and a rise in China’s industrialization on a scale last seen by America in the mid-and late 19th  century followed shortly thereafter by Bismarck’s Germany (both at the expense of the United Kingdom), the age old argument of protective tariffs favoring local industry versus a progressive posture favoring consumers is front and center in American politics at a temperature level likely last seen during the turn of the 20th  Century when Theodore Roosevelt was President. It’s unimportant in terms of personal views on which side is right (our personal view is that despite China being a natural ally and partner of the U.S. for many reasons, this fight should have happened more than a dozen years ago within the mechanisms of the WTO but America still holds the one asset that no one else can match, access to the largest and richest consumption market in the World), the issue for corporations and stocks is that the net impact from this enormous change in politics and Sino-American trade relations will be a negative hit to profits margins (due to higher input and labor costs) and, within our paradigm shift proposal, an increase in risk, geopolitically as well as at the corporate level, negatively impacting valuation multiples.

Although somewhat extraneous to the points raised above, the parabolic rise (and fall in 2018 thus far) in bitcoin and other crypto-currencies is somewhat useful in that it highlights how sudden a change in risk appetites can have on the price of a “so-called” asset. Having served as a fund manager of U.S. equity and technology-focused sector funds and navigated the rise in technology-related stocks in 1999 and their subsequent collapse in early 2000 ahead of the corrections in broader stock market indexes back then, it is tough not to similarly view the recent collapse of these crypto-currencies as the canary in the coal mine for other risky assets; crypto-currencies simply represent the most extreme point on the risk tolerance scale like dot-com stocks did back then.

[11]	A junk bond refers to high-yield or noninvestment-grade bonds. Junk bonds are fixed-income instruments that carry a credit rating of BB or lower by Standard & Poor’s, or Ba or below by Moody’s Investors Service. Junk bonds are so called because of their higher default risk in relation to investment-grade bonds.
[12]	Offshoring is the relocation of a business process from one country to another—typically an operational process, such as manufacturing, or supporting processes, such as accounting.

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Centre American Select Equity Fund	Manager Commentary

March 31, 2018 (Unaudited)

In sum, we have a U.S. stock market trading at valuation multiples that are potentially up to forty percent above intrinsic value with the contributing factors that led to the re-rating higher, suppressed low interest rates and risk premiums, now reversing. On the other hand, profits are rising and certain Sectors, namely Energy, are displaying the best earnings growth in some time and, having underwent a severe rationalization due to the commodity price collapse in 2015-2016, is doing so more efficiently than in the past. We remain consistent in our belief that a bear market due to an oncoming recession is a low probability but an increase in sudden and sharp drawdowns, i.e., crashes, are more probable and likely to occur. Our biggest concern is rather unorthodox. What we mean is that unlike the normal sequence of events of the stock market being a leading forecast of the economy, the financialization13  of the economy, best evidenced by the wholesale embracement of stock buybacks as the main usage of cash flows may lead to a reverse in sequence, whereby a stock market sell-off due to any number of reasons, is then compounded by the reliance upon low financial market volatility, which then leads to slowdown in corporate and consumer confidence that leads to slower economic growth, and becoming circular in impact to stock markets.

In light of these conditions, with risks creating what we deem to be a potentially dangerous backdrop for not only capital growth but capital preservation, we continue to emphasize a barbell of secular growth stocks with contrarian, opportunistic cyclical growth companies. In addition, we continue to employ tail hedges on the Fund’s underlying stock portfolio with deep out of the money protective put options as well as deep out of the money single stock covered call selling. So, despite our bottom-up optimism for the companies owned currently by the Fund, we remain less enthusiastic about the prospects for capital gains in U.S. stocks as a whole than we have been in the past. Also, with capital protection from traditional diversification ebbing, we believe that our pragmatic large capitalization valuation sensitive growth and concentrated, high-conviction approach to stock selection, with a cognizance of risk management that includes tactically implementing capital protective investments, seems positioned to perform well relative to less risk aware strategies.

[13]	Financialization refers to the increase in size and importance of a country’s financial sector relative to its overall economy. Financialization has occurred as countries have shifted away from industrial capitalism. This impacts both the macroeconomy and the microeconomy by changing how financial markets are structured and operated and by influencing corporate behavior and economic policy.

The market outlook is the opinion of the author and can change at any time.

Semi-Annual Report | March 31, 2018	5

Centre American Select Equity Fund	Manager Commentary

March 31, 2018 (Unaudited)

SECTOR WEIGHTINGS

As a percentage of Net Assets

Information Technology	37.72%
Consumer Discretionary	20.30%
Energy	13.42%
Industrials	6.56%
Health Care	6.52%
Consumer Staples	3.65%
Utilities	3.35%
Materials	3.34%
Purchased Options	1.95%
Real Estate	1.51%
Financials	1.34%
Cash, Cash Equivalents, and Other	0.34%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH MARCH 31, 2018

This graph assumes an initial investment of $10,000 at December 21, 2011, the inception date for Investor Class shares, which have the longest period of annual returns, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund's Investor Class versus the S&P 500®  Total Return Index. Taxes on Fund distributions or when shares are redeemed, if any, are not reflected. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED MARCH 31, 2018

	1 Month	3 Month	YTD	1 Year	3 Year Average Annualized	5 Year Average Annualized	Since Inception* Average Annualized
Centre American Select Equity Fund – Investor Class	-1.72%	2.03%	2.03%	18.06%	10.44%	11.17%	12.74%
S&P 500® Total Return Index	-2.54%	-0.76%	-0.76%	13.99%	10.78%	13.31%	15.15%
Centre American Select Equity Fund – Institutional Class	-1.72%	2.03%	2.03%	18.18%	10.58%	–	9.39%
S&P 500® Total Return Index	-2.54%	-0.76%	-0.76%	13.99%	10.78%	–	11.25%

*	Inception date of December 21, 2011 for Investor Class. Inception date of January 21, 2014 for Institutional Class.

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

The S&P 500®  Total Return Index is a commonly recognized, market-capitalization weighted index of 500 widely held securities, designed to measure broad U.S. equity performance. You cannot invest directly in an index.

The line graph above shows the performance of Investor Class shares only, since the Investor Class has the longest period of annual returns. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

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Centre Active U.S. Treasury Fund	Manager Commentary

March 31, 2018 (Unaudited)

Performance & Strategy Summary

For the six-month period ended March 31, 2018, the Centre Active U.S. Treasury Fund (also referred to as the “Fund”), Investor Share Class, delivered a total return of 0.59 percent; the Institutional Share Class delivered a total return of 0.85 percent.

Performance attribution in the Fund’s portfolio reflects interest income combined with our active duration management decisions that impact capital gain or loss capture. As of March 31, 2018, there are no corporate or mortgage related securities in the portfolio, there are no “spread” components to performance. Performance during the six-month period ended March 31, 2018 reflects, to a large degree, the Bearish calls (target duration of zero) in January and February followed by a market duration “Neutral” call in March based on our Interest Rate Scorecard1  investment discipline.

The Bearish calls late in the year resulted from the ongoing strength in the U.S. labor market which indicated, in turn, ongoing real growth in the economy and the likelihood that inflation would begin to move toward the Federal Open Market Committee’s (“FOMC2 ”) 2% goal. Labor market strength pushed the official unemployment rate well below current estimates of the sustainable rate (NAIRU3 ) over the longer term. The expectation of eventually accelerating inflation reflected both the strong labor market acting through the Phillips Curve relationship and the anticipated exhaustion of special factors which had kept the rate below the target value. While the nature or even the existence of the Phillips Curve4  relationship, unemployment below NAIRU leading to greater inflation, had been called into question monetary policy makers continued to give it credence.

As a result, over the six-month period, the FOMC continued its two pronged approach to monetary policy normalization, gradually raising the target for the federal fund’s rate and reducing, in an orderly and well communicated process, the Federal Reserve’s holdings of securities. Policy normalization and economic growth in the period pushed the yield on the benchmark 10-Year U.S. Treasury note5  from 2.33% at the end of September to a peak of 2.9% in early March. While real growth and policy normalization drove rates higher, the increases experienced were held somewhat in check by continued moderate inflation concerns on the part of investors. Investors seemed to be waiting for inflation to move to or above the 2% target before raising the inflation premium required from rates for the loss of buying in the future.

The Fund’s investment objective is to maximize total return through capital appreciation and current income. The Fund pursues this objective primarily by using an active interest rate risk management strategy. In other words, when interest rates are expected to decline, the Fund extends duration6  and when interest rates are expected to rise, the Fund shortens duration. The portfolio’s duration is adjusted based on a monthly assessment by Centre Asset Management, LLC (“Centre” or “we”), the investment adviser to the Fund, of the likely change in interest rates. Our fundamentally-driven active duration management strategy seeks the potential for capital appreciation and/or preservation in variable interest rate environments by utilizing U.S. Treasury securities including bills, notes, bonds, Treasury inflation protected securities (TIPS), cash equivalents and, in certain market environments, futures contracts on U.S. Treasury notes and bonds.

The Centre Active U.S. Treasury Fund is intended to serve as a tactical (long, short or neutral duration relative to that of the Treasury market) fixed income investment by managing market exposure to achieve performance (i.e., managing interest rate beta7  to achieve alpha8 ). Over time, it is intended to provide the same yield as the Treasury market with attractive diversification benefits given the underlying core portfolio of fixed income yielding bonds9 . In addition to its capital appreciation and current income generation objectives, the strategy is designed to accommodate both systematic and unforeseen cash needs, given the liquidity of the Treasury market.

[1]	Interest Rate ScorecardSM is a proprietary fact based discipline that involves the review and adjustments of the portfolio’s targeted duration in light of changing economic conditions and bond market valuations. Centre Asset Management distributes a monthly publication featuring its assessment and analysis of the macroeconomic environment and policy implications for the bond market based on the investment discipline.

[2]	The Federal Open Market Committee (FOMC) consists of twelve members--the seven members of the Board of Governors of the Federal Reserve System; the president of the Federal Reserve Bank of New York; and four of the remaining eleven Reserve Bank presidents, who serve one-year terms on a rotating basis.
[3]	The Non-Accelerating Inflation Rate of Unemployment (NAIRU) – also referred to as the long-run Phillips curve – is the specific level of unemployment that is evident in an economy that does not cause inflation to rise up.
[4]	The Phillips curve is an economic concept developed by A. W. Phillips which states that inflation and unemployment have a stable and inverse relationship. The theory states that with economic growth comes inflation, which in turn should lead to more jobs and less unemployment.

[5]	The 10-year Treasury note is a debt obligation issued by the United States government with a maturity of 10 years upon initial issuance. A 10- year Treasury note pays interest at a fixed rate once every six months, and pays the face value to the holder at maturity.

[6]	Duration is a measure of the sensitivity of the price -- the value of principal -- of a fixed-income investment to a change in interest rates.

[7]	Beta is a measure of the volatility, or systematic risk, of a security or a portfolio in comparison to the market as a whole. Beta is used in the capital asset pricing model (CAPM), which calculates the expected return of an asset based on its beta and expected market returns.

[8]	Alpha is a measure of performance on a risk-adjusted basis. Alpha takes the volatility (price risk) of a mutual fund and compares its risk adjusted performance to a benchmark index. The excess return of the fund relative to the return of the benchmark index is a fund's alpha.

[9]	Diversification does not guarantee against loss.

Semi-Annual Report | March 31, 2018	7

Centre Active U.S. Treasury Fund	Manager Commentary

March 31, 2018 (Unaudited)

Furthermore, the utilization of Treasury securities within asset allocation is designed to provide attractive diversification properties, as the correlation between Treasury market returns and those of the U.S. equity market has historically been negative during recession related “bear” equity markets, particularly over the previous two decades. The Fund’s investment discipline is designed to identify the risks and opportunities of trends and short term deviations from those trends in interest rate behavior by incorporating the Federal Reserve’s (“Fed”) policies, measures of real growth, inflation expectations, and market valuations. The Fund’s investment discipline is intended to preserve capital in periods of significant rate increases by decreasing the portfolio duration and provide the flexibility to extend portfolio duration when rates are likely to decline.

Market Review & Outlook

Over the long run, interest rate behavior primarily reflects real economic growth, investors’ inflation expectations or concerns, monetary policy, and bond market valuations. Our view is that over the next few years - barring recession and/or exogenous shocks to the economy - steady real growth, the waning of special factors (e.g. Medicaid payments) exerting downward pressure on inflation and continued monetary policy normalization should push interest rates higher. As of now, the U.S. economy seems to be continuing to be in an expansionary phase, is entering the ninth year of economic recovery and will soon be the second longest expansion in American economic history.

Research suggests that expansions do not “die of old age”, so we are of the opinion that we are not “due” for a recession. Over 2 million jobs were created in 2017 and the level of labor market activity remains strong with positive momentum which has taken the unemployment rate below the level that is sustainable, NAIRU, over time based on population growth and the labor force participation rate. The official unemployment rate is 4.1% and current estimates place NAIRU at around 4.7%. Additionally, our research indicates that the shape of the Treasury yield curve10 , currently viewed by some as a recession warning sign, is not troubling. We agree with the assessment of former FOMC Chairman Alan Greenspan that it is the level of the federal funds rate relative to the “Natural Rate” consistent with full employment and target inflation that changes the pace of economic activity.

Labor market strength is further confirmed by the Non-Employment Index, a measure designed to answer critiques of the “official” unemployment rate by evaluating the likelihood of a return to the labor force by those no longer counted as active job seekers. Additionally, research on “informal work hours” is consistent with the argument that the labor market slack created during the Great Recession has been eliminated. Besides continuing the process of policy normalization at its most recent meeting, FOMC members have increased their expectations for real growth in 2018 from 2.1% to 2.5%. According to participants in the Survey of Professional Forecasters from the Philadelphia Federal Reserve Bank, real growth over the next two years is projected to be even higher than the FOMC’s forecasts, at 2.8% and 2.5% in 2018 and 2019, respectively. Survey participants have also materially reduced their estimates of experiencing negative growth in any quarter out through the end of 2018.

The increases in real growth forecasts are consistent with the view that current tax legislation changes could boost near term real growth by up to 0.5% per year over the next two years and with improving growth overseas. However, both FOMC members and Survey participants accept the Congressional Budget Office’s (CBO) estimate of potential real growth of around 1.8% longer term. We believe that real growth will be higher than projections from both the FOMC and professional forecaster longer term and will likely be in the 2.75% range starting in 2019. Our outlook assumes that the current regulatory environment will continue to be more pro-growth oriented through legislative action or executive orders, that the recent tax restructuring will increase incentives to both work and invest, that infrastructure spending to facilitate growth will take place, that expanding energy exports can generate additional income and that a trade of significance can be avoided.

While inflation has run below the desired 2% target of the FOMC since 2012, the shortfall appears attributable to transitory factors and to a recovery that has been slow relative to past expansions until recently. The slower expansion reflects a debt overhang, now eliminated in both household and business balance sheets, and an increased aversion to risk. The slow pace of inflation has caused investors’ inflationary expectations to be well anchored at a rate below the Fed’s 2% target. Expectations are critical to achieving the inflation target as they are built into the pricing decisions of manufacturers and service providers and the spending decisions of consumers. Presently, most policy makers and forecasters expect the 2% goal to be attained and maintained in the next two years. FOMC Chairman Jerome Powell has seemingly accepted Janet Yellen’s argument to let the labor market “overheat” 11 and allow inflation to move “somewhat” above 2% for a “temporary” period. While inflation expectations have not yet “broken out”, recent data from the Philadelphia Fed suggests they are beginning to increase.

Furthermore, there are currently, among monetary policy makers, an increasing number of advocates for “price-level” targeting12 . Given the shortfall since 2012, this approach would require an inflation rate well above 2% for an extended period of time in order to bring the price level to a value consistent with 2% increases since 2012. Our view is that inflation will likely exceed 2% this year causing inflation concerns to become unanchored and putting additional upward pressure on rates beyond that due to simply achieving the FOMC’s target rate.

[10]	A yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.

[11]	An overheated market is one that is expanding at an unsustainable pace.

[12]	Price-level targeting is a monetary policy framework that can be used to achieve price stability. Price-level targeting establishes targets for a price index like the consumer price index.

8	centrefunds.com

Centre Active U.S. Treasury Fund	Manager Commentary

March 31, 2018 (Unaudited)

As a result of continued real growth and the expectation that inflation will reach the specified target in the “near term”, the FOMC will likely continue its programs of policy normalization regarding both further target rate increases and Federal Reserve Balance Sheet decreases. FOMC policy makers believe the Federal Funds Rate will average 2.1% for all of 2018 and reach an average level of about 2.7% in 2019. The Taylor Rule Analysis at the Cleveland Federal Reserve Bank “Seven Simple Monetary Policy Rules” indicates a median value of the federal funds rate of 2.6% in the first quarter of 2018 and 2019. Additionally, research on the Natural Rate of interest (or “r*” as it has become known) by San Francisco Federal Reserve Bank President John Williams and others indicates an equilibrium funds rate of 2.5% based on full employment and target rate inflation. These forecasts/analyses imply three to four more target rate increases (assuming 0.25% moves) within eighteen months.

Historically, the FOMC’s decision process has displayed an inertia that leads to a number of small target increases initially with larger ones later as policy makers realize that both the unemployment rate and the inflation rate have exceeded their sustainable unemployment or desired inflation goals. Unemployment is already well below estimates of NAIRU and inflation seems to reflect transitory and temporary factors. If our own projections for real growth and inflation prove accurate, the equilibrium value for the fund’s rate will be at least 3%. In fact, the median forecast from the FOMC is for a 3% fund’s rate in 2020. As a result, the tendency for policy to lag behind will, we believe, require target rate increases of 50- 75 basis points13  at least once or twice before December 31, 2019 as policy makers are forced to play “catch-up”.

Historically, the spread between the 10-year yield14  and the funds rate has been 150 basis points. A 2.5% funds rate would be consistent with a 4% 10-year yield. John Williams, President of the Federal reserve Bank of San Francisco and a voting member of the FOMC, has suggested that a 1% spread may be normal going forward, which would put the 10-year rate at 3.5%. However, it is not clear why the Treasury term premia15  should be permanently lower unless the Fed can control inflation volatility better going forward than they have accomplished historically. Further, as it is unclear how the aging of the population will impact investors’ overall willingness to take on risk in order to gain return and the desire to save rather than spend, the long-run average risk premium demanded by investors is our best estimate. This should put the yield on the 10-year Treasury 1.5% above the Federal Funds Rate on average.

According to Federal Reserve Board Governor Lael Brainard, the term premia on longer term rates (currently well below average) would move higher by 40 basis points even if short term rates were stable after the balance sheet normalization got in full swing. These various arguments place the 10-year rate between 3.0% and 4.0% over the next twelve months. Given the tendency historically of policy makers to foster overshooting of the unemployment and inflation rate targets, our view is that rates will actually break through the 4% level before December 31, 2018.

Risks to the interest rate forecasts described above are more likely to the upside rather than the downside. Like stock prices, rates tend to overshoot the level indicated by the fundamentals. Additionally, the Federal Reserve has never achieved a “soft-landing” in reaching its dual mandate of full employment and price stability, which is currently defined as an inflation rate of 2% and an unemployment rate above where it stands today. Such an achievement may be even less probable given the expressed willingness to breach the 2% target by a “small amount” for a “temporary period”, as neither “small” nor “temporary” were well specified, or, if price-level targeting becomes accepted policy. Once currently well anchored inflationary expectations break free, actual inflation could spike higher, as business and household expectations become embodied in pricing and spending decisions.

Furthermore, if investors become convinced that tax simplification and restructuring as well as growth facilitating infrastructure spending will occur, in addition to an improved regulatory environment, rates could again spike higher. Longer term, yields will likely settle in the 5% area if our expectations for real growth are realized and inflation, after a period of overshooting, settles at the Fed’s 2% target. If this is accurate, we think investors will cause rates to move into this range sooner rather than later.

Moving forward, the inflation rate and real growth and, as a result, interest rate levels will reflect political, economic, and demographic related issues more so than monetary policy. The real growth projection based on the “New Normal” for the U.S. economy from the San Francisco Federal Reserve Bank is 1.75% while the CBO is projecting a 1.8% real growth through 2027. The arguments that form the basis for this significantly slower pace of growth relative to the 20th  century average of around 3.0%-3.25% revolve around a reduced rate of technological advancement, less contribution from education, and slower growth in the labor force. In “The Rise and Fall of American Growth”, Robert Gordon argues that the technology related ideas of today are much less dramatic in their growth impact than the innovations of the past, such as the steam engine. John Fernald of the San Francisco Federal Reserve Bank projects productivity growth in line with its “pace for most of the period since 1973” of about 1%. He assumes that any contribution from educational attainment (increased human capital) has “plateaued” and that capital “deepening” (increased capital per worker) will not spur labor productivity dramatically. The arguments for a reduced rate of growth in the future point to a slowing pace of labor force growth, which in turn reflects both slower population growth and the retirement of the “baby boomers”.

[13]	Basis points, otherwise known as bps, are a unit of measure used in finance to describe the percentage change in the value or rate of a financial instrument. One basis point is equivalent to 0.01% (1/100th of a percent) or 0.0001 in decimal form.

[14]	The 10-year yield is the interest rate that the U.S. government pays to borrow money over 10 years.

[15]	An asset's risk premium (or premia) is a form of compensation for investors who tolerate the extra risk, compared to that of a wholly risk-free asset.

Semi-Annual Report | March 31, 2018	9

Centre Active U.S. Treasury Fund	Manager Commentary

March 31, 2018 (Unaudited)

Our own long term outlook and its implications for rates rest on the following assumptions. The educational process has not plateaued. While the number of opportunities for middle manager type jobs may have decreased, there are ample job opportunities if workers have the necessary skills. Increasingly, the educational process must focus on technical/vocational type studies and apprenticeships in order to eliminate any skills mismatch between available jobs and those seeking employment. Provided proper incentives, the labor force can grow despite the demographics of an aging population. The employment-to-population ratio for prime-age workers is 1% below its pre-crisis level and the participation rate for 65+ workers is already increasing. The extent to which capital deepening can enhance productivity remains to be seen. A legal and regulatory framework that encourages new business formation will, in addition to spurring new hiring, be a source of new innovations that lead to increased productivity. Finally, there is a lag between the development of new technologies and their utilization in the production and distribution of goods and services. To argue that current technologies are not as impactful as earlier ones may be overlooking the time to achieve maximum benefit.

The downside to our more optimistic longer term forecast comes from the increasing size of the federal deficit. If it grows at the current pace it will likely reach $20 trillion in five years. If interest rates were to rise to 5% (our view) instead of the Trump administration’s prediction of just under 3.5%, the interest cost alone would be $1 trillion. Thus, more than half of all personal taxes would be needed to pay bondholders, potentially crowding out expenditures on the infrastructure needed to facilitate growth. Recent research has highlighted the significant negative correlation between increasing deficits and the potential real growth rate. An increasing deficit is also the cause of a worsening trade deficit. If domestic spending exceeds domestic saving, capital must be imported. Positive capital inflows are funded by negative trade flows. So, addressing the deficit also has implications for the trade balance.

Regardless of the eventual outcomes for growth and inflation rates, there is nothing in this debate to suggest that the business cycle has been tamed out of existence or that it will not be exacerbated by monetary policy, either conventional or unconventional, as has been true in the past. In fact, some suggest that business cycles may occur more frequently and potentially be of greater downside magnitude if a lower real Federal Funds Rate, consistent with slower trend growth, limits the Fed’s ability to stimulate growth through conventional monetary policy. If true, this would increase opportunities to benefit from the eventual cyclical decline as policy makers move in to rein in accelerating inflation. If, on the other hand, real growth reverts toward its 20th  century norm, there will be a great need to protect portfolio value against rising rates near term, but with an opportunity to benefit from the eventual cyclical decline as policy makers move in to rein in accelerating inflation. So, going forward, rate behavior seems most likely to continue to be cyclical in nature and jagged or violent in pattern as both market participants and policy makers react and overreact to the impacts of changing economic conditions. The Interest Rate Scorecard is intended to anticipate rate moves and adjust portfolio duration tactically for the benefit of shareholders of the Centre Active U.S. Treasury Fund by taking advantage of rate declines and shielding value against rate increases.

The market outlook is the opinion of the author and can change at any time.

10	centrefunds.com

Centre Active U.S. Treasury Fund	Manager Commentary

March 31, 2018 (Unaudited)

ASSET TYPE WEIGHTINGS As a percentage of Net Assets

U.S. Treasury Bonds	74.89%
U.S. Treasury Notes	15.89%
Cash, Cash Equivalents, and Other	9.22%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH MARCH 31, 2018

This line graph assumes an initial investment of $10,000 at January 21, 2014, the Fund’s inception date, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund versus the Bloomberg Barclays U.S. Treasury Index. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED MARCH 31, 2018

	1 Month	3 Month	YTD	1 Year	3 Year	Since Inception (January 21, 2014) Average Annualized
Centre Active U.S. Treasury Fund – Investor Class	0.76%	0.53%	0.53%	1.03%	0.37%	0.73%
Centre Active U.S. Treasury Fund – Institutional Class	0.90%	0.62%	0.62%	1.32%	0.67%	1.01%
Bloomberg Barclays U.S. Treasury Index	0.94%	-1.18%	-1.18%	0.43%	0.45%	1.73%

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

Bloomberg Barclays U.S. Treasury Index – includes public obligations of the U.S. Treasury. Treasury bills are excluded by the maturity constraint but are part of a separate Short Treasury Index. In addition, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. STRIPS are excluded from the index because their inclusion would result in double-counting. You cannot invest directly into an index.

Semi-Annual Report | March 31, 2018	11

Centre Active U.S. Tax Exempt Fund	Manager Commentary

March 31, 2018 (Unaudited)

Performance & Strategy Summary

For the six-month period ended March 31, 2018, the Centre Active U.S. Tax Exempt Fund, Investor Share Class, delivered a total return of -1.08 percent; the Institutional Share Class delivered a total return of -0.93 percent.

Performance during the period reflects, to a large degree, the outperformance of lower quality bonds offsetting the market duration calls of our Interest Rate Scorecard1  investment discipline. The Scorecard called for Bearish positions in four of the six months with market neutral duration calls in December and March. And, while rates generally rose in the period, the yield on the 10-year benchmark U.S. Treasury note increased from 2.33% to 2.9% in early March before declining to 2.8% at quarter end, spreads on lesser quality issues tightened as investors reached for return from higher yielding bonds.

The Fund’s investment objective is to maximize total return through capital appreciation and current income exempt from federal income tax through investment in a portfolio consisting primarily of federally tax exempt securities of state and local governments in the U.S. and their political subdivisions, agencies and instrumentalities. We attempt to preserve principal and to enhance return by adjusting the Fund’s portfolio duration, which is its sensitivity to interest rate changes. We adjust the portfolio’s duration based on our monthly assessment of the likely change in interest rates.

The Fund’s portfolio has an orientation toward high quality rated municipal securities. This orientation allows us to better manage credit spread risk2  and to facilitate duration management through the use primarily of U.S. Treasury-based futures contracts3 . We also maintain a high quality bias in an effort to avoid losses from price declines associated with credit downgrades or outright defaults. This quality bias has generally kept us out of hospital and airport-related issues and out of issues of many states with large debt issuance. While we believe this approach provides an optimal risk reward profile over the long-term, it can lead to underperformance in shorter time periods.

A monthly review of the duration of the investments held by the Fund and its overall portfolio provides the opportunity to capture not only cyclical trends in rates but also deviations away from such trends that invariably occur. Our fundamentally-driven active duration management includes, in certain market environments, using futures contracts on U.S. Treasury securities. These contracts are exchange traded, backed by cash collateral, extremely liquid with minimal transaction charges, and have a long history of use in risk management. Additionally, they currently receive favorable capital gains tax treatment. As a result, Treasury based futures tend to provide a low cost tax-advantaged means of managing interest rate risk, leaving the Fund’s core municipal security holdings in place to generate tax-free income. The performance of the Fund is intended to reflect this income as well as any change in value experienced by our duration adjustments. Our goal is to provide the tax-advantaged cash flow desired by investors with a contribution to meeting investors’ goals for wealth accumulation through our focus on total returns.

Market Review & Outlook

Over the long run, interest rate behavior primarily reflects real economic growth, investors’ inflation expectations or concerns, monetary policy, and bond market valuations. In the view of the Fund’s portfolio managers(or “we”), over the next few years - barring recession and/or exogenous shocks to the economy - steady real growth, the waning of special factors (e.g., Medicaid payments), exerting downward pressure on inflation and continued monetary policy normalization should push interest rates higher. We believe that the U.S. economy continues to be in an expansionary phase and will soon be the second longest expansion in American economic history.

Over two million jobs were created in 2017 and the level of labor market activity remains strong with positive momentum which has taken the unemployment rate below the level that is sustainable, NAIRU4 , over time based on population growth and the labor force participation rate. The official unemployment rate is 4.1% as of March 2018 and current estimates place NAIRU at around 4.7%. Additionally, our research indicates that the shape of the Treasury yield curve, currently viewed by some as a recession warning sign, is not troubling. Labor market strength is further confirmed by the Non-Employment Index, a measure designed to answer critiques of the “official” unemployment rate by evaluating the likelihood of a return to the labor force by those no longer counted as active job seekers. Additionally, research on “informal work hours” is consistent with the argument that the labor market slack created during the Great Recession has been eliminated. Besides continuing the process of policy normalization at its most recent meeting, FOMC5  members have increased their expectations for real growth in 2018 from 2.1% to 2.5%. According to participants in the Survey of Professional Forecasters from the Philadelphia Federal Reserve Bank, real growth over the next two years is projected to be even higher than the FOMC’s forecasts, at 2.8% and 2.5% in 2018 and 2019, respectively. Survey participants have also materially reduced their estimates of experiencing negative growth in any quarter out through the end of 2018.

[1]	Interest Rate ScorecardSM (“Scorecard”) is a proprietary fact based discipline that involves the review and adjustments of the portfolio’s targeted duration in light of changing economic conditions and bond market valuations. Centre Asset Management distributes a monthly publication featuring its assessment and analysis of the macroeconomic environment and policy implications for the bond market based on the investment discipline.

[2]	A credit spread is the difference in yield between a U.S. Treasury bond and a debt security with the same maturity but of lesser quality. Credit spread risk is the risk that credit spreads will widen.

[3]	A futures contract is a legal agreement, generally made on the trading floor of a futures exchange, to buy or sell a particular commodity or financial instrument at a predetermined price at a specified time in the future.

[4]	The Non-Accelerating Inflation Rate of Unemployment (NAIRU) refers to the level of unemployment that is evident in an economy that does not cause inflation to rise up.

[5]	The Federal Open Market Committee (FOMC) consists of twelve members--the seven members of the Board of Governors of the Federal Reserve System; the president of the Federal Reserve Bank of New York; and four of the remaining eleven Reserve Bank presidents, who serve one-year terms on a rotating basis.

12	centrefunds.com

Centre Active U.S. Tax Exempt Fund	Manager Commentary

March 31, 2018 (Unaudited)

The increases in real growth forecasts are consistent with the view that current tax legislation changes could boost near term real growth by up to 0.5% per year over the next two years and with improving growth overseas. We believe that real growth will likely be in the 2.75% range starting in 2019. Our outlook assumes that the current regulatory environment will continue to be more pro-growth oriented through legislative action or executive orders, that the recent tax restructuring will increase incentives to both work and invest, that infrastructure spending to facilitate growth will take place, that expanding energy exports can generate additional income and that a trade war between the U.S. and its major trading partners of significance can be avoided.

While inflation has run below the desired 2% target of the FOMC since 2012, the shortfall appears attributable to transitory factors and to a recovery that has been slow relative to past expansions until recently. The slower expansion reflects a debt overhang, now eliminated in both household and business balance sheets, and an increased aversion to risk. The slow pace of inflation has caused investors’ inflationary expectations to be well anchored at a rate below the Fed’s 2% target. Expectations are critical to achieving the inflation target as they are built into the pricing decisions of manufacturers and service providers and the spending decisions of consumers. Presently, most policy makers and forecasters expect the 2% goal to be attained and maintained in the next two years. Recent data from the Philadelphia Fed suggests that inflation expectations are beginning to increase.

Furthermore, there are, among monetary policy makers, an increasing number of advocates for “price-level” targeting. Given the shortfall since 2012, this approach would require an inflation rate well above 2% for an extended period of time in order to bring the price level to a value consistent with 2% increases since 2012. Our view is that inflation will likely exceed 2% this year causing inflation concerns to become unanchored and putting additional upward pressure on rates beyond that due to simply achieving the FOMC’s target rate.

As a result of continued real growth and the expectation that inflation will reach the specified target in the near term, it seems that the FOMC is likely continue its programs of policy normalization regarding both further target rate increases and Federal Reserve Balance Sheet decreases. FOMC policy makers have expressed their view that the Federal Funds Rate will average 2.1% for all of 2018 and reach an average level of about 2.7% in 2019. The Taylor Rule Analysis at the Cleveland Federal Reserve Bank “Seven Simple Monetary Policy Rules” indicates a median value of the Federal Funds Rate of 2.6% in the first quarter of 2018 and 2019. Additionally, research on the Natural Rate of interest (or “r*” as it has become known) by San Francisco Federal Reserve Bank President John Williams and others indicates an equilibrium funds rate of 2.5% based on full employment and target rate inflation. These forecasts/analyses imply three to four more target rate increases (assuming 0.25% moves) within eighteen months.

Historically, the FOMC’s decision process has displayed an inertia that leads to a number of small target increases initially with larger ones later as policy makers realize that both the unemployment rate and the inflation rate have exceeded their sustainable unemployment or desired inflation goals. Unemployment is already well below estimates of NAIRU and inflation seems to reflect transitory and temporary factors. If our own projections for real growth and inflation prove accurate, the equilibrium value for the Federal Funds Rate will be at least 3%. In fact, the median forecast from the FOMC is for a 3% fund’s rate in 2020. As a result, the tendency for policy to lag behind will, we believe, require target rate increases of 50-75 basis points at least once or twice before December 31, 2019 as policy makers are forced to play “catch-up”.

Historically, the spread between the 10-year yield and the funds rate has been 1.5%. A 2.5% funds rate would be consistent with a 4% 10-year yield. John Williams, President of the Federal reserve Bank of San Francisco and a voting member of the FOMC, has suggested that a 1% spread may be normal going forward, which would put the 10-year rate at 3.5%. However, it is not clear why the Treasury term premia6  should be permanently lower unless the Fed can control inflation volatility better going forward than they have accomplished historically. Further, as it is unclear how the aging of the population will impact investors’ overall willingness to take on risk in order to gain return and the desire to save rather than spend, the long-run average risk premium demanded by investors is our best estimate. This should put the yield on the 10-year Treasury 1.5% above the Federal Funds Rate on average.

According to recent comments by Federal Reserve Board Governor Lael Brainard, the term premia on longer term rates (currently well below average) would move higher by 0.40% even if short term rates were stable after the balance sheet normalization got in full swing. These various arguments place the 10-year rate between 3.0% and 4.0% over the next twelve months. Given the tendency historically of policy makers to foster overshooting of the unemployment and inflation rate targets, our view is that rates will actually break through the 4% level before December 31, 2018.

[6]	An asset's risk premium (or premia) is a form of compensation for investors who tolerate the extra risk, compared to that of a wholly risk-free asset

Semi-Annual Report | March 31, 2018	13

Centre Active U.S. Tax Exempt Fund	Manager Commentary

March 31, 2018 (Unaudited)

Risks to the interest rate forecasts described above are more likely to the upside rather than the downside. Like stock prices, rates tend to overshoot the level indicated by the fundamentals. Additionally, the Federal Reserve has never achieved a “soft-landing” in reaching its dual mandate of full employment and price stability, which is currently defined as an inflation rate of 2% and an unemployment rate above where it stands today. Once currently well anchored inflationary expectations break free, actual inflation could spike higher, as business and household expectations become embodied in pricing and spending decisions.

Furthermore, if investors become convinced that tax simplification and restructuring as well as growth facilitating infrastructure spending will occur, in addition to an improved regulatory environment, rates could again spike higher. Longer term, yields will likely settle in the 5% area if our expectations for real growth are realized and inflation, after a period of overshooting, settles at the Fed’s 2% target. If this is accurate, we think investors will cause rates to move into this range sooner rather than later.

Moving forward, we believe that the inflation rate and real growth and, as a result, interest rate levels will reflect political, economic, and demographic related issues more so than monetary policy. The real growth projection based on the “New Normal” for the U.S. economy from the San Francisco Federal Reserve Bank is 1.75% while the CBO is projecting a 1.8% real growth through 2027. The arguments that form the basis for this significantly slower pace of growth relative to the 20th  century average of around 3.0%-3.25% revolve around a reduced rate of technological advancement, less contribution from education, and slower growth in the labor force. The arguments for a reduced rate of growth in the future point to a slowing pace of labor force growth, which in turn reflects both slower population growth and the retirement of the “baby boomers”.

Our own long term outlook and its implications for rates rest on the following assumptions. The educational process has not plateaued. While the number of opportunities for middle manager type jobs may have decreased, there are ample job opportunities if workers have the necessary skills. Increasingly, the educational process must focus on technical/vocational type studies and apprenticeships in order to eliminate any skills mismatch between available jobs and those seeking employment. Provided proper incentives, the labor force can grow despite the demographics of an aging population. We believe that a legal and regulatory framework that encourages new business formation will, in addition to spurring new hiring, be a source of new innovations that lead to increased productivity. Finally, there is a lag between the development of new technologies and their utilization in the production and distribution of goods and services. To argue that current technologies are not as impactful as earlier ones may be overlooking the time to achieve maximum benefit.

The downside to our more optimistic longer term forecast comes from the increasing size of the federal deficit. If it grows at the current pace it will likely reach $20 trillion in five years. If interest rates were to rise to, as we believe, 5% instead of the Trump administration’s prediction of just under 3.5%, the interest cost alone would be $1 trillion. Thus, more than half of all personal taxes would be needed to pay bondholders, potentially crowding out expenditures on the infrastructure needed to facilitate growth. Recent research has highlighted the significant negative correlation between increasing deficits and the potential real growth rate. An increasing deficit is also the cause of a worsening trade deficit. Addressing the deficit also has implications for the trade balance.

Regardless of the eventual outcomes for growth and inflation rates, there is nothing in this debate to suggest that the business cycle has been tamed out of existence or that it will not be exacerbated by monetary policy. In fact, some suggest that business cycles may occur more frequently and potentially be of greater downside magnitude if a lower real Federal Funds Rate, consistent with slower trend growth, limits the Fed’s ability to stimulate growth through conventional monetary policy. If true, this would increase opportunities to benefit from the eventual cyclical decline as policy makers move in to rein in accelerating inflation. If, on the other hand, real growth reverts toward its 20th  century norm, there will be a great need to protect portfolio value against rising rates near term, but with an opportunity to benefit from the eventual cyclical decline as policy makers move in to rein in accelerating inflation. So, going forward, rate behavior seems most likely to continue to be cyclical in nature and jagged or violent in pattern as both market participants and policy makers react and overreact to the impacts of changing economic conditions.

The market outlook is the opinion of the author and can change at any time.

14	centrefunds.com

Centre Active U.S. Tax Exempt Fund	Manager Commentary

March 31, 2018 (Unaudited)

SECTOR WEIGHTINGS As a percentage of Net Assets

General Obligation	59.70%
Prerefunded Issues	12.93%
Revenue Bonds	12.12%
Open-End Funds	9.45%
Cash, Cash Equivalents, and Other	5.80%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH MARCH 31, 2018

This line graph assumes an initial investment of $10,000 at March 31, 2008, and that any dividends and distributions are reinvested. The Fund’s performance returns quoted for periods prior to March 18, 2015 is that of Managed Municipal Fund, Inc. (the “Predecessor Fund”), which was reorganized into the Fund on March 17, 2015. Prior there-to, the Predecessor Fund was managed by International Strategy & Investment Inc. This graph depicts the performance of the Fund versus the Bloomberg Barclays Prerefunded Municipal Bond Index and the Bloomberg Barclays U.S. Municipal Index. Unlike the Fund, an index is not available for investment and is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED MARCH 31, 2018

	1 Month	3 Month	YTD	1 Year	3 Year Average Annualized	5 Year Average Annualized	10 Year Average Annualized	Since Inception* Average Annualized
Centre Active U.S. Tax Exempt Fund – Investor	0.11%	-1.35%	-1.35%	0.2 4%	0.68%	0.73%	2.50%	4.38%
Bloomberg Barclays Prerefunded Municipal Bond Index	-0.05%	-0.04%	-0.04%	0.34%	0.67%	0.86%	2.14%	2.06%
Bloomberg Barclays U.S. Municipal Index	0.37%	-1.11%	-1.11%	2.66%	2.25%	2.73%	4.40%	5.67%
Centre Active U.S. Tax Exempt Fund –Institutional	0.14%	-1.27%	-1.27%	0.52%	0.91%	0.86%	–	1.75%
Bloomberg Barclays Prerefunded Municipal Bond Index	-0.05%	-0.04%	-0.04%	0.34%	0.67%	0.86%	–	1.24%
Bloomberg Barclays U.S. Municipal Index	0.37%	-1.11%	-1.11%	2.66%	2.25%	2.73%	–	3.57%

*	Inception date of February 26, 1990 for Investor Class. Inception date of October 7, 2010 for Institutional Class. The Predecessor Fund, which was managed by International Strategy & Investment Inc., was reorganized into the Centre Active U.S. Tax Exempt Fund on March 17, 2015. Centre Asset Management, LLC has been the Fund’s investment adviser since March 18, 2015.

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

Bloomberg Barclays U.S. Municipal Index is an index that represents average market-weighted performance of general obligations securities that have been issued in the last five years with maturities greater than one year.

Bloomberg Barclays Prerefunded Municipal Index is intended to track the overall performance of the U.S. dollar denominated pre-refunded or escrowed-to-maturity tax-exempt bond market.

You cannot invest directly in an index.

The line graph above shows the performance of Investor Class shares only, since the Investor Class has the longest period of annual returns. The performance of the Institutional Class shares will differ from the performance shown because the Institutional Class shares have different expenses than the Investor Class shares.

Semi-Annual Report | March 31, 2018	15

Centre Global Infrastructure Fund	Manager Commentary

March 31, 2018 (Unaudited)

Performance & Strategy Summary

The new Centre Global Infrastructure Fund (also referred to as the “Fund”) commenced operations on January 29, 2018, DHINX (Institutional Class) and DHIVX (Investor Class). From inception through March 31, 2018, the Centre Global Infrastructure Fund, Investor Share Class, delivered a total return of -6.45 percent; the Institutional Share Class delivered a total return of -6.40 percent.

Stocks that were the strongest contributors to performance within the Fund in the period ended March 31, 2018 included: within the Energy sector, China Petroleum and Chemical, Altagas and Haliburton; within the Industrials sector, Fraport, Hutchison Port Holdings, BOC Aviation; within the Telecommunications sector, Verizon, Softbank and Vodaphone. Stocks that contributed negatively included: Enbridge, Williams, Kinder Morgan and General Electric. The Fund was negatively impacted from a total return perspective by a pronounced divergence between energy prices and energy share performances, compounded by an unfavorable Federal Energy Regulatory Commission announcement regarding tax treatment of Master Limited Partnerships (“MLPs”).

The current environment and the long term capital growth and income prospects for the Fund are extremely supportive of “infrastructure-related companies,” given 1) from a historical context, the current monetary environment is still accommodative on a relative basis; 2) “significant dry powder”1  in the private markets2  could lift the valuation of listed companies as investors and private market participants opt for listed alternative exposures amid well-above historical transaction premiums and waning opportunities in private markets; and 3) currently improving global economic conditions and fundamentals.

The Fund offers several key differentiations from the broader global equity set of investable companies, including: 1) historically, the MSCI Global Infrastructure Index3  has generated a dividend yield4  that is higher than the yield on conventional core equity indices like the MSCI World Index; 2) the Fund generally expects to pay distributions from net income5 , if any, quarterly rather than annually; 3) hard assets like infrastructure assets tend to retain their “real” value through the long-term; 4) historically, the volatility on infrastructure indices is lower than on conventional equity indices like the MSCI World Index; 5) historically, high Economic Value Added (EVA6 ) companies have outperformed low EVA ones. Many companies may have concession agreements or long-term contracts that link to inflation in the long run. In identifying potential portfolio companies for the Fund with sustainable pricing power, Centre Asset Management, LLC (“Centre” or “we”), the investment adviser to the Fund, seeks to select investments that exhibit high barriers to entry in their segments and that create positive externalities in their regions, and areas with lower volatility such as toll roads, power stations, hospitals and schools. Also, by targeting high EVA growth companies for the Fund, Centre focuses on identifying high quality infrastructure companies that make wise capital allocation decisions. Through our “bottoms-up” analysis, we seek to avoid names that destroy shareholder wealth by either “empire building” or under-investment. Additionally, the stock-selection approach standardizes accounting across countries, which in turn facilitates cross-border comparisons between the best U.S. infrastructure names and international companies. From a portfolio management perspective, we believe the Fund is positioned to take active strategic and tactical bets across sectors and regions based on opportunity sets we see in the market.

Market Review & Outlook

Markets continued to trade sideways as strong global fundamentals are overlooked by what we believe are transient geopolitical “crises”, seemingly triggered by President Donald Trump’s actions turning from tailwinds to headwinds for equity prices due to an elevated level of risk perception in the market. Notwithstanding our political views, as active managers, we expect to thrive in an environment of increased volatility as we are now observing an increasing set of opportunities in stock price dislocations from investors taking a “sell first, ask questions later” stance to risk-off7  events. We believe the market has entered a new regime as global central banks seem to be in lockstep in their attempts to prevent asset prices from overheating further by gradually raising interest rates after nine years of accommodative monetary policies. That said, higher interest rates do not necessary lead to a protracted bear market in our view, if earnings are strong. As rates continue to creep higher following the Federal Reserve’s dot plot8 , we are increasingly mindful of valuation risk over earnings risk in our portfolio.

[1]	Dry powder refers to marketable securities that are highly liquid and considered cash-like.

[2]	According to Preqin, private infrastructure funds held more than $150 billion in un-invested capital waiting to be deployed towards infrastructure projects, compared with $109 billion at the end of 2015.

[3]	MSCI World Infrastructure Index captures the global opportunity set of companies that are owners or operators of infrastructure assets. Constituents are selected from the equity universe of MSCI World, the parent index.

[4]	Fund distributions are not guaranteed.

[5]	MSCI World Infrastructure Index captures the global opportunity set of companies that are owners or operators of infrastructure assets. Constituents are selected from the equity universe of MSCI World, the parent index.

[6]	Economic Value Added (EVA) is an estimate of a company’s economic profit. Economic profit, which refers to the profit earned by a company, minus the cost of financing the company’s capital, is an amount that may be considered in the assessment of a company’s overall value.

[7]	Investors tend to change asset classes depending on the perceived risk in the markets. For instance, stocks are generally seen as riskier assets than bonds. ... When stocks are selling off and investors run for shelter in bonds or gold, the environment is said to be risk-off.

[8]	The "dot plot," part of the FOMC's Summary of Economic Projections released along with the policy decision statement, shows where each participant in the meeting thinks the Fed Funds Rate should be at the end of the year for the next few years and in the longer run.

16	centrefunds.com

Centre Global Infrastructure Fund	Manager Commentary

March 31, 2018 (Unaudited)

In what seems to be the late stages of a protracted economic recovery, we believe the Fund is positioned to take advantage of the pro-cyclical nature of a selective group of global energy, technology, utility, and industrial holdings while attempting to limit downside risk as these companies provide a myriad of essential services in their respective regions and industries. Additionally, we view the global telecommunications sector as extremely favorable from risk-reward, fundamental and macro perspectives likely to benefit from improving dynamics going forward while being cautious on the broad utility sector based on negative sensitivity to interest rates and muted benefits from tax reform due to the costs pass-through nature of utility companies.

In the Fund, from a sector perspective, we believe the latest price divergence between energy prices and energy shares presents attractive investment opportunities as fundamentals will ultimately triumph over short-term negative sentiments and turn laggards into leaders going forward. We believe investors can benefit from exposure to select U.S. midstream and MLPs within an actively managed, globally-diversified infrastructure portfolio concentrated on key balance sheet and profitability characteristics. From a regional perspective, we favor regions most likely to benefit from corporate tax reforms in the U.S. as well as other markets exposed to secular growth trends.

The market outlook is the opinion of the author and can change at any time.

Semi-Annual Report | March 31, 2018	17

Centre Global Infrastructure Fund	Manager Commentary

March 31, 2018 (Unaudited)

INDUSTRY WEIGHTINGS
As a percentage of Net Assets
Diversified Telecommunication Services	20.25%
Oil, Gas & Consumable Fuels	19.62%
Electric Utilities	12.62%
Wireless Telecommunication Services	8.86%
Multi-Utilities	6.86%
Transportation Infrastructure	5.97%
Health Care Providers & Services	5.56%
Energy Equipment & Services	2.91%
Technology Hardware, Storage & Peripherals	1.74%
Trading Companies & Distributors	1.52%
Internet Software & Services	1.48%
Construction & Engineering	1.35%
Semiconductors & Semiconductor Equipment	1.31%
Industrial Conglomerates	1.27%
Aerospace & Defense	1.25%
Cash, Cash Equivalents, and Other	7.43%
Totals	100.00%

COUNTRY WEIGHTINGS
As a percentage of Net Assets
United States	46.52%
Canada	9.48%
Spain	5.27%
Japan	5.12%
China	4.78%
Italy	4.63%
Great Britain	4.12%
Australia	2.49%
Germany	2.37%
France	2.37%
Singapore	2.16%
Hong Kong	1.38%
Switzerland	1.35%
Norway	0.53%
Cash, Cash Equivalents, and Other	7.43%
Totals	100.00%

These allocations may not reflect the current or future positions of the portfolio.

GROWTH OF HYPOTHETICAL $10,000 INVESTMENT THROUGH MARCH 31, 2018

This graph assumes an initial investment of $10,000 at January 29, 2018, the Fund’s inception date, and that any dividends and distributions are reinvested. This graph depicts the performance of the Fund versus the MSCI World Index and the MSCI World Infrastructure Index. Taxes on any Fund distributions or when shares are redeemed, if any, are not reflected. Unlike the Fund, an index is not available for investment, is unmanaged and does not have expenses that affect the results. The comparison is shown for illustrative purposes only.

TOTAL RETURNS – FOR THE PERIOD ENDED MARCH 31, 2018

	1 Month	Since Inception (January 29, 2018) Average Annualized
Centre Global Infrastructure Fund – Investor	0.17%	-6.45%
Centre Global Infrastructure Fund – Institutional	0.11%	-6.40%
MSCI World Index – NR	-2.18%	-6.27%
MSCI World Infrastructure Index – NR	0.85%	-4.35%

The performance information quoted above represents past performance, which is not a guarantee of future results, and does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total return includes reinvestment of dividends and capital gains, if any. Current performance may be lower or higher than the performance data quoted. For the most current month-end performance data, please call 855-298-4236.

The MSCI World Index is a broad global equity index that represents large and mid-cap equity performance across 23 developed markets countries. It covers approximately 85% of the free float-adjusted market capitalization in each country. The MSCI World Index does not offer exposure to emerging markets.

MSCI World Infrastructure Index captures the global opportunity set of companies that are owners or operators of infrastructure assets. Constituents are selected from the equity universe of MSCI World, the parent index.

You cannot invest directly in an index.

18	centrefunds.com

Centre Funds	Disclosure of Fund Expenses

March 31, 2018 (Unaudited)

Example. As a shareholder of a series of Centre Funds (each series, a “Fund” and together, the “Funds”), you will incur two types of costs: (1) transaction costs, including any applicable redemption fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable) and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The examples are based on an investment of $1,000 invested on October 1, 2017 and held through March 31, 2018.

Actual Expenses. The first line under each class of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period 10/01/2017 – 03/31/2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second line under each class of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and to other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees, if any. Therefore, the second line under each class of the table below is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 10/01/17	Ending Account Value 03/31/18	Expense Ratio(a)	Expenses Paid During Period 10/1/2017-3/31/2018(b)
Centre American Select Equity Fund
Investor Class
Actual	$1,000.00	$1,086.60	1.19%	$6.19
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	1.19%	$5.99
Institutional Class
Actual	$1,000.00	$1,087.60	0.94%	$4.89
Hypothetical (5% return before expenses)	$1,000.00	$1,020.24	0.94%	$4.73
Centre Active U.S. Treasury Fund
Investor Class
Actual	$1,000.00	$1,005.90	0.93%	$4.65
Hypothetical (5% return before expenses)	$1,000.00	$1,020.29	0.93%	$4.68
Institutional Class
Actual	$1,000.00	$1,007.50	0.61%	$3.05
Hypothetical (5% return before expenses)	$1,000.00	$1,021.89	0.61%	$3.07
Centre Active U.S. Tax Exempt Fund
Investor Class
Actual	$1,000.00	$989.20	1.03%	$5.11
Hypothetical (5% return before expenses)	$1,000.00	$1,019.80	1.03%	$5.19
Institutional Class
Actual	$1,000.00	$990.70	0.72%	$3.57
Hypothetical (5% return before expenses)	$1,000.00	$1,021.34	0.72%	$3.63
Centre Global Infrastructure Fund(c)
Investor Class
Actual(d)	$1,000.00	$935.50	1.67%	$2.75
Hypothetical (5% return before expenses)	$1,000.00	$1,005.66	1.67%	$2.84
Institutional Class
Actual(d)	$1,000.00	$936.00	1.18%	$1.94
Hypothetical (5% return before expenses)	$1,000.00	$1,006.49	1.18%	$2.01

(a)	Annualized, based on the Fund's most recent fiscal half year expenses less any waivers/reimbursements.

(b)	Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (182), divided by 365.

(c)	The Centre Global Infrastructure Fund commenced operations on January 29, 2018.

(d)	Reflects expenses paid during the period from January 29, 2018 (Inception) to March 31, 2018.

Semi-Annual Report | March 31, 2018	19

Centre American Select Equity Fund	Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS (97.71%)
Consumer Discretionary (20.30%)
Auto Components (1.88%)
BorgWarner, Inc.	47,470	$2,384,418

Hotels, Restaurants & Leisure (2.55%)
McDonald's Corp.	8,570	1,340,177
Wyndham Worldwide Corp.	16,650	1,905,259
		3,245,436

Internet & Direct Marketing Retail (7.06%)
Amazon.com, Inc.(a)	4,300	6,223,562
Netflix, Inc.(a)	9,300	2,746,755
		8,970,317

Media (2.96%)
Omnicom Group, Inc.	25,180	1,829,831
Viacom, Inc., Class B	62,120	1,929,447
		3,759,278

Multiline Retail (1.97%)
Dollar Tree, Inc.(a)	26,370	2,502,513

Specialty Retail (1.74%)
The Home Depot, Inc.	12,417	2,213,206

Textiles, Apparel & Luxury Goods (2.14%)
Ralph Lauren Corp.	24,260	2,712,268

Total Consumer Discretionary		25,787,436

Consumer Staples (3.65%)
Beverages (3.65%)
Coca-Cola Co.	58,700	2,549,341
PepsiCo, Inc.	19,160	2,091,314
		4,640,655
Total Consumer Staples		4,640,655

Energy (13.42%)
Energy Equipment & Services (1.72%)
Halliburton Co.	46,470	2,181,302

Oil, Gas & Consumable Fuels (11.70%)
Anadarko Petroleum Corp.	26,900	1,625,029
Cabot Oil & Gas Corp.	106,100	2,544,278
ConocoPhillips	47,540	2,818,646
Devon Energy Corp.	69,330	2,204,001
EOG Resources, Inc.	14,810	1,559,049
EQT Corp.	45,540	2,163,605
Suncor Energy, Inc.	56,520	1,952,201
		14,866,809
Total Energy		17,048,111

Financials (1.34%)
Banks (1.34%)
Bank of America Corp.	56,680	1,699,833

Total Financials		1,699,833

	Shares	Value
Health Care (6.52%)
Biotechnology (1.27%)
AbbVie, Inc.	16,980	$1,607,157

Health Care Equipment & Supplies (0.87%)
Abbott Laboratories	18,400	1,102,528

Health Care Providers & Services (2.83%)
UnitedHealth Group, Inc.	16,810	3,597,340

Pharmaceuticals (1.55%)
Johnson & Johnson	15,400	1,973,510

Total Health Care		8,280,535

Industrials (6.56%)
Aerospace & Defense (2.99%)
Raytheon Co.	8,440	1,821,521
The Boeing Co.	6,030	1,977,116
		3,798,637

Construction & Engineering (1.21%)
Fluor Corp.	26,730	1,529,491

Industrial Conglomerates (1.09%)
3M Co.	6,320	1,387,366

Machinery (1.27%)
Dover Corp.	16,400	1,610,808

Total Industrials		8,326,302

Information Technology (37.72%)
Internet Software & Services (8.38%)
Alphabet, Inc., Class A(a)	3,190	3,308,477
Alphabet, Inc., Class C(a)	3,185	3,286,251
Facebook, Inc., Class A(a)	25,330	4,047,481
		10,642,209

IT Services (3.20%)
Mastercard, Inc., Class A	9,910	1,735,835
Visa, Inc., Class A	19,490	2,331,394
		4,067,229

Semiconductors & Semiconductor Equipment (6.45%)
Applied Materials, Inc.	49,350	2,744,353
Intel Corp.	28,560	1,487,405
NVIDIA Corp.	12,420	2,876,348
Texas Instruments, Inc.	10,400	1,080,456
		8,188,562

Software (11.31%)
Adobe Systems, Inc.(a)	12,600	2,722,608
Microsoft Corp.	81,697	7,456,485
Oracle Corp.	43,030	1,968,623
Red Hat, Inc.(a)	14,800	2,212,748
		14,360,464

Technology Hardware, Storage & Peripherals (8.38%)
Apple, Inc.	47,078	7,898,747

20	centrefunds.com

Centre American Select Equity Fund	Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
Information Technology (continued)
Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp.	29,820	$2,751,491
		10,650,238
Total Information Technology		47,908,702

Materials (3.34%)
Chemicals (1.17%)
Mosaic Co.	61,230	1,486,665

Metals & Mining (2.17%)
Freeport-McMoRan, Inc.(a)	156,890	2,756,557

Total Materials		4,243,222

Real Estate (1.51%)
Equity Real Estate (1.51%)
American Tower Corp.	13,210	1,919,941

Total Real Estate		1,919,941

Utilities (3.35%)
Independent Power and Renewable Electricity Producers (2.16%)
NRG Energy, Inc.	89,930	2,745,563

Multi-Utilities (1.19%)
WEC Energy Group, Inc.	24,130	1,512,951

Total Utilities		4,258,514

TOTAL COMMON STOCKS (Cost $87,028,444)		124,113,251

Expiration Date	Exercise Price	Contracts	Notional Value	Value
PURCHASED OPTIONS (1.95%)
Puts (1.95%)
S&P 500 Index Put Options:
9/21/2018	$350.00	480	126,761,760	2,472,000

Total Puts				2,472,000

TOTAL PURCHASED OPTIONS (Cost $1,521,709)				2,472,000

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (0.44%)
Money Market Fund (0.44%)
Dreyfus Treasury Prime Cash Management, Institutional Class	1.45400%	560,567	560,567

TOTAL SHORT TERM INVESTMENTS (Cost $560,567)			560,567

Expiration Date	Exercise Price (continued)	Contracts (continued)	Notional Value (continued)	Value (continued)
TOTAL INVESTMENTS (100.10%) (Cost $89,110,720)				$127,145,818
Liabilities in Excess of Other Assets (-0.10%)				(124,411)
NET ASSETS (100.00%)				$127,021,407

(a)	Non-income producing security.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2018	21

Centre Active U.S. Treasury Fund	Schedule of Investments

March 31, 2018 (Unaudited)

	Principal Amount	Value
U.S. GOVERNMENT BONDS & NOTES (90.78%)
U.S. Treasury Bonds (74.89%)
8/15/2019, 8.125%	$7,956,000	$8,594,572
2/15/2020, 8.500%	5,500,000	6,136,604
8/15/2020, 8.750%	7,350,000	8,436,534
2/15/2043, 3.125%	5,470,000	5,628,717
5/15/2044, 3.375%	5,470,000	5,872,004
Total U.S. Treasury Bonds		34,668,431

U.S. Treasury Notes (15.89%)
7/31/2021, 2.250%	2,200,000	2,186,071
11/15/2022, 1.625%	1,500,000	1,439,803
5/15/2024, 2.500%	1,500,000	1,486,987
8/15/2024, 2.375%	1,000,000	982,750
11/15/2025, 2.250%	1,300,000	1,257,749
Total U.S. Treasury Notes		7,353,360

TOTAL U.S. GOVERNMENT BONDS & NOTES (Cost $41,447,430)		42,021,791

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.31%)
Money Market Fund (1.31%)
Dreyfus Treasury Prime Cash Management, Institutional Class	1.45400%	606,594	606,594

TOTAL SHORT TERM INVESTMENTS (Cost $606,594)			606,594

TOTAL INVESTMENTS (92.09%) (Cost $42,054,024)			$42,628,385
Other Assets In Excess Of Liabilities (7.91%)			3,661,598	(a)
NET ASSETS (100.00%)			$46,289,983

(a)	Includes cash which is being held as collateral for futures contracts.

See Notes to Financial Statements.

22	centrefunds.com

Centre Active U.S. Tax Exempt Fund	Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
OPEN-END FUNDS (9.45%)
Centre Global Infrastructure Fund, Institutional Class(a)	213,588	$1,992,775

TOTAL OPEN-END FUNDS (Cost $2,132,413)		1,992,775

	Principal Amount	Value
MUNICIPAL BONDS (84.75%)
General Obligation (59.70%)
Arlington County, VA
8/15/2024, 4.000%	$900,000	$998,559
Baltimore County, MD
8/1/2022, 4.000%	500,000	524,725
City of Arlington, TX
8/15/2025, 5.000%	850,000	993,386
City of Columbus, OH, Series 2013 1
7/1/2029, 4.000%	500,000	538,675
City of Richardson, TX
2/15/2033, 3.125%	235,000	231,008
2/15/2035, 3.250%	660,000	651,532
		882,540
City of Rochester, NH, Series A
2/15/2034, 3.250%	400,000	399,004
City of San Antonio, TX
2/1/2024, 5.000%	750,000	863,363
City of Seattle, WA
11/1/2025, 5.000%	500,000	594,145
County of Sullivan, TN
5/1/2045, 4.000%	500,000	519,230
Dallas Independent School District, TX
2/15/2019, 5.000%	500,000	514,650
King County, WA, Series E
12/1/2029, 5.000%	650,000	761,651
Montgomery County, MD, Series B
11/1/2027, 5.000%	750,000	868,485
North Carolina State, Series B
6/1/2026, 5.000%	750,000	894,945
State of Georgia,, Series C
7/1/2028, 5.000%	700,000	848,771
State of Ohio, Series 2015 B
6/15/2035, 5.000%	900,000	992,925
State of Texas, Series E
8/1/2024, 5.000%	765,000	888,899
Wake County, NC, Series A
5/1/2029, 3.000%	500,000	503,515
Total General Obligation		12,587,468

Prerefunded Issues(b) (12.93%)
Arizona State, Water Infrastructure Finance Authority, Series A,
10/01/19 @ 100
10/1/2021, 5.000%	500,000	524,775
City of Norfolk, VA, Series C,
4/01/21 @ 100
10/1/2027, 5.000%	635,000	694,169

	Principal Amount	Value
Prerefunded Issues(b) (continued)
Oregon State, Lottery Revenue, Series A,
4/01/19 @ 100
4/1/2021, 5.000%	$500,000	$516,905
Utah State, Series A, 7/01/21 @ 100
7/1/2023, 5.000%	900,000	990,342
Total Prerefunded Issues		2,726,191

Revenue Bonds (12.12%)
Gwinnett County, GA, Water & Sewerage Authority, Series A
8/1/2028, 4.000%	500,000	511,700
New York State, Environmental Facilities Corp.
11/15/2033, 5.000%	900,000	1,024,128
Washington, MD, Suburban Sanitation District, Public Improvements
6/1/2026, 3.000%	1,000,000	1,019,620
Total Revenue Bonds		2,555,448

TOTAL MUNICIPAL BONDS (Cost $17,901,326)		17,869,107

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (1.45%)
Money Market Fund (1.45%)
Dreyfus Treasury Prime Cash Management, Institutional Class	1.45400%	305,619	305,619

TOTAL SHORT TERM INVESTMENTS (Cost $305,619)			305,619

TOTAL INVESTMENTS (95.65%) (Cost $20,339,358)			$20,167,501
Other Assets In Excess Of Liabilities (4.35%)			917,152	(c)
NET ASSETS (100.00%)			$21,084,653

(a)	Affiliated company. See note 7 to notes to financial statements.

(b)	Prerefunded Issues are bonds which are prerefunded and collateralized by U.S. Treasury securities held in escrow and used to pay principal and interest on tax-exempt issues and to retire the bonds in full at the earliest refunding date.

(c)	Includes cash which is being held as collateral for futures contracts.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2018	23

Centre Global Infrastructure Fund	Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
COMMON STOCKS (92.57%)
ASIA (15.93%)
Australia (2.49%)
Health Care Providers & Services (0.45%)
Ramsay Health Care, Ltd.	200	$9,573

Transportation Infrastructure (2.04%)
Sydney Airport	1,900	9,792
Transurban Group	3,800	33,330
		43,122
Total Australia		52,695

China (4.78%)
Health Care Providers & Services (1.70%)
Sinopharm Group Co., Ltd., Class H	7,200	36,054

Internet Software & Services (1.48%)
Tencent Holdings, Ltd.	600	31,314

Oil, Gas & Consumable Fuels (1.60%)
China Petroleum & Chemical Corp., Class H	38,500	33,800

Total China		101,168

Hong Kong (1.38%)
Wireless Telecommunication Services (1.38%)
China Mobile, Ltd.	3,200	29,337

Total Hong Kong		29,337

Japan (5.12%)
Diversified Telecommunication Services (0.87%)
Nippon Telegraph & Telephone Corp.	400	18,428

Wireless Telecommunication Services (4.25%)
KDDI Corp.	1,200	30,512
NTT DOCOMO, Inc.	900	22,748
SoftBank Corp.	500	36,681
		89,941
Total Japan		108,369

Singapore (2.16%)
Diversified Telecommunication Services (0.64%)
Singapore Telecommunications, Ltd.	5,300	13,622

Trading Companies & Distributors (1.52%)
BOC Aviation, Ltd.(a)	5,400	32,098

Total Singapore		45,720

TOTAL ASIA (Cost $340,336)		337,289

EUROPE (20.64%)
France (2.37%)
Diversified Telecommunication Services (1.04%)
Orange SA	1,300	22,050

	Shares	Value
France (continued)
Multi-Utilities (0.79%)
Engie SA	1,000	$16,679

Transportation Infrastructure (0.54%)
Getlink SE	800	11,419

Total France		50,148

Germany (2.37%)
Diversified Telecommunication Services (1.69%)
Deutsche Telekom AG	2,200	35,868

Multi-Utilities (0.68%)
E.ON SE	1,300	14,428

Total Germany		50,296

Great Britain (4.12%)
Diversified Telecommunication Services (0.83%)
BT Group Plc	5,500	17,555

Multi-Utilities (1.06%)
National Grid Plc	2,000	22,510

Wireless Telecommunication Services (2.23%)
Vodafone Group Plc	17,300	47,141

Total Great Britain		87,206

Italy (4.62%)
Aerospace & Defense (1.25%)
Leonardo SpA	2,300	26,540

Electric Utilities (1.36%)
Enel SpA	4,700	28,742

Oil, Gas & Consumable Fuels (0.84%)
Snam SpA	3,900	17,914

Transportation Infrastructure (1.17%)
Atlantia SpA	800	24,757

Total Italy		97,953

Norway (0.53%)
Diversified Telecommunication Services (0.53%)
Telenor ASA	500	11,290

Total Norway		11,290

Spain (5.27%)
Diversified Telecommunication Services (1.35%)
Telefonica SA	2,900	28,646

Electric Utilities (1.18%)
Iberdrola SA	3,400	24,984

24	centrefunds.com

Centre Global Infrastructure Fund	Schedule of Investments

March 31, 2018 (Unaudited)

	Shares	Value
Spain (continued)
Oil, Gas & Consumable Fuels (0.52%)
Enagas SA	400	$10,941

Transportation Infrastructure (2.22%)
Abertis Infraestructuras SA	1,200	26,903
Aena SME SA(a)(b)	100	20,136
		47,039
Total Spain		111,610

Switzerland (1.36%)
Energy Equipment & Services (1.36%)
Transocean, Ltd.(c)	2,900	28,710

Total Switzerland		28,710

TOTAL EUROPE (Cost $470,148)		437,213

NORTH AMERICA (56.00%)
Canada (9.48%)
Oil, Gas & Consumable Fuels (9.06%)
Enbridge, Inc.	2,900	91,208
Inter Pipeline, Ltd.	600	10,413
Pembina Pipeline Corp.	900	28,083
TransCanada Corp.	1,500	62,033
		191,737
Wireless Telecommunication Services (0.42%)
Rogers Communications, Inc., Class B	200	8,932

Total Canada		200,669

United States (46.52%)
Construction & Engineering (1.35%)
Fluor Corp.	500	28,610

Diversified Telecommunication Services (13.30%)
AT&T, Inc.	4,000	142,600
CenturyLink, Inc.	600	9,858
Verizon Communications, Inc.	2,700	129,114
		281,572
Electric Utilities (10.08%)
American Electric Power Co., Inc.	300	20,577
Duke Energy Corp.	400	30,988
Edison International	200	12,732
Eversource Energy	200	11,784
Exelon Corp.	600	23,406
NextEra Energy, Inc.	300	48,999
PG&E Corp.	300	13,179
PPL Corp.	400	11,316
The Southern Co.	600	26,796
Xcel Energy, Inc.	300	13,644
		213,421
Energy Equipment & Services (1.55%)
Halliburton Co.	700	32,858

Health Care Providers & Services (3.41%)
HCA Healthcare, Inc.	500	48,500

	Shares	Value
United States (continued)
Health Care Providers & Services (continued)
Universal Health Services, Inc., Class B	200	$23,682
		72,182
Industrial Conglomerates (1.27%)
General Electric Co.	2,000	26,960

Multi-Utilities (4.33%)
Consolidated Edison, Inc.	200	15,588
Dominion Energy, Inc.	400	26,972
DTE Energy Co.	100	10,440
Public Service Enterprise Group, Inc.	300	15,072
Sempra Energy	100	11,122
WEC Energy Group, Inc.	200	12,540
		91,734
Oil, Gas & Consumable Fuels (7.60%)
Cheniere Energy, Inc.(c)	300	16,035
Kinder Morgan, Inc.	3,500	52,710
ONEOK, Inc.	700	39,844
Targa Resources Corp.	400	17,600
The Williams Cos., Inc.	1,400	34,804
		160,993
Semiconductors & Semiconductor Equipment (1.31%)
QUALCOMM, Inc.	500	27,705

Technology Hardware, Storage & Peripherals (1.74%)
Western Digital Corp.	400	36,908

Wireless Telecommunication Services (0.58%)
T-Mobile US, Inc.(c)	200	12,208

Total United States		985,151

TOTAL NORTH AMERICA (Cost $1,281,239)		1,185,820

TOTAL COMMON STOCKS (Cost $2,091,723)		1,960,322

	7-Day Yield	Shares	Value
SHORT TERM INVESTMENTS (4.36%)
Money Market Fund (4.36%)
Dreyfus Treasury Prime Cash Management, Institutional Class	1.45400%	92,338	92,338

TOTAL SHORT TERM INVESTMENTS (Cost $92,338)			92,338

TOTAL INVESTMENTS (96.93%) (Cost $2,184,061)			$2,052,660
Other Assets In Excess Of Liabilities (3.07%)			65,020
NET ASSETS (100.00%)			$2,117,680

Semi-Annual Report | March 31, 2018	25

Centre Global Infrastructure Fund	Schedule of Investments

March 31, 2018 (Unaudited)

(a)	Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be resold in transactions exempt from registration only to qualified institutional buyers. As of March 31, 2018, these securities had a total aggregate market value of $52,234.

(b)	Securities were purchased pursuant to Regulation S under the Securities Act of 1933, which exempts securities offered and sold outside the United States from registration. Such securities cannot be sold in the United States without either an effective registration statement filed pursuant to Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At period end, the aggregate market value of those securities was $52,234, representing 2.47% of net assets.

(c)	Non-income producing security.

See Notes to Financial Statements.

26	centrefunds.com

Centre Funds	Statements of Assets and Liabilities

March 31, 2018 (Unaudited)

	Centre American Select Equity Fund	Centre Active U.S. Treasury Fund	Centre Active U.S. Tax Exempt Fund	Centre Global Infrastructure Fund
ASSETS:
Investments, at value	$127,145,818	$42,628,385	$18,174,726	$2,052,660
Investments in affiliates, at value	–	–	1,992,775	–
Foreign currency, at value (Cost $–, $–, $– and $88, respectively)	–	–	–	88
Receivable for dividends and interest	78,851	356,215	207,048	3,324
Deposit with broker for futures contracts	35,674	3,400,400	822,448	–
Receivable due from investment adviser	–	–	4,039	12,108
Receivable for fund shares sold	–	202	–	–
Deferred offering cost	–	–	–	67,594
Prepaid and other assets	16,036	18,838	23,204	837
Total Assets	127,276,379	46,404,040	21,224,240	2,136,611
LIABILITIES:
Payable to custodian	27,196	18,414	86,613	–
Payable to administrator	28,929	10,881	7,268	4,325
Payable to transfer agent	12,650	10,958	3,780	3,690
Payable for fund shares redeemed	17,392	25,180	29,774	–
Payable to investment adviser	70,305	7,841	–	–
Accrued 12b-1 and service fees	38,831	10,911	4,956	354
Payable for custodian fees	2,345	1,594	827	1,672
Payable for printing	10,958	4,290	1,772	78
Payable for legal and audit fees	29,082	16,583	130	3,533
Payable to Trustees	12,902	5,371	2,490	138
Payable under the Chief Compliance Officer Services Agreement	2,343	1,392	653	74
Other payables	2,039	642	1,324	5,067
Total Liabilities	254,972	114,057	139,587	18,931
NET ASSETS	$127,021,407	$46,289,983	$21,084,653	$2,117,680
NET ASSETS CONSIST OF:
Paid-in capital	$76,188,051	$45,073,512	$21,022,299	$2,264,232
Accumulated net investment income/(loss)	(1,453,661)	9,054	9,374	(1,244)
Accumulated net realized gain/(loss)	14,251,919	633,056	224,837	(13,915)
Net unrealized appreciation/(depreciation)	38,035,098	574,361	(171,857)	(131,393)
NET ASSETS	$127,021,407	$46,289,983	$21,084,653	$2,117,680
INVESTMENTS, AT COST	$89,110,720	$42,054,024	$18,206,945	$2,184,061
INVESTMENTS IN AFFILIATES, AT COST	–	–	2,132,413	–
PRICING OF SHARES
Investor Class
Net Assets	$124,742,646	$42,469,082	$19,677,093	$31,084
Shares outstanding	9,950,256	4,368,995	2,002,136	3,326
Net Asset Value, offering and redemption price per share	$12.54	$9.72	$9.83	$9.35
Institutional Class
Net Assets	$2,278,762	$3,820,901	$1,407,559	$2,086,597
Shares outstanding	181,513	390,330	144,075	223,620
Net Asset Value, offering and redemption price per share	$12.55	$9.79	$9.77	$9.33

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2018	27

Centre Funds	Statements of Operations

March 31, 2018 (Unaudited)

	Centre American Select Equity Fund	Centre Active U.S. Treasury Fund	Centre Active U.S. Tax Exempt Fund	Centre Global Infrastructure Fund(a)
INVESTMENT INCOME:
Interest	$–	$663,574	$300,346	$–
Dividends	766,916	–	–	10,213
Dividends from affiliated investments	–	–	6,413	–
Foreign taxes withheld	(4,534)	–	–	(493)
Total Investment Income	762,382	663,574	306,759	9,720

EXPENSES:
Investment advisory fees	488,523	96,610	43,259	3,108
Administration fees	101,514	39,102	20,736	4,553
Transfer agent fees	32,555	28,452	14,709	3,949
Custodian fees	7,778	4,065	2,493	1,672
Legal fees	57,010	22,512	16,413	407
Audit fees	6,257	6,257	6,257	3,126
Trustees' fees and expenses	19,865	8,012	3,710	138
Registration/filing fees	14,054	11,340	16,564	–
12b-1 fees (Investor Class)	159,887	55,294	26,046	11
Shareholder service fees	63,749	8,789	4,073	347
Printing fees	15,489	5,030	1,912	78
Chief Compliance Officer services fees	18,204	7,284	3,373	128
Offering costs	–	–	–	13,560
Miscellaneous expenses	8,954	4,772	2,777	77
Total expenses before waivers	993,839	297,519	162,322	31,154
Fees waived/reimbursed by investment adviser (Investor Class) (Note 5)	(220,897)	(72,049)	(46,290)	(325)
Fees waived/reimbursed by investment adviser (Institutional Class) (Note 5)	(2,873)	(7,802)	(3,811)	(26,597)
Net Expenses	770,069	217,668	112,221	4,232
Net Investment Income/(Loss)	(7,687)	445,906	194,538	5,488

Net realized gain/(loss) on investments	15,181,682	90,966	48,118	(13,331)
Net realized loss on written option contracts	(168,497)	–	–	–
Net realized gain on futures contracts	–	1,323,000	342,288	–
Net realized gain/(loss) on foreign currencies	127	–	–	(584)
Total realized gain/(loss)	15,013,312	1,413,966	390,406	(13,915)
Net change in unrealized depreciation on investments	(4,145,363)	(1,082,673)	(572,047)	(131,401)
Net change in unrealized depreciation on futures contracts	–	(482,385)	(111,081)	–
Net change in unrealized depreciation on affiliated investments	–	–	(139,638)	–
Net change in unrealized appreciation on foreign currencies	–	–	–	8
Total change in unrealized depreciation	(4,145,363)	(1,565,058)	(822,766)	(131,393)
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS, FUTURES CONTRACTS AND FOREIGN CURRENCIES	10,867,949	(151,092)	(432,360)	(145,308)
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$10,860,262	$294,814	$(237,822)	$(139,820)

(a)	For the period January 29, 2018 (Inception) to March 31, 2018.

See Notes to Financial Statements.

28	centrefunds.com

Centre American Select Equity Fund	Statements of Changes in Net Assets

	For The Six Months Ending March 31, 2018 (Unaudited)	For The Year Ended September 30, 2017
OPERATIONS:
Net investment income/(loss)	$(7,687)	$608,811
Net realized gain	15,013,312	14,300,964
Net change in unrealized appreciation/(depreciation)	(4,145,363)	3,090,750
Net increase in net assets resulting from operations	10,860,262	18,000,525
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor	(1,416,211)	(1,539,748)
Institutional	(26,054)	(31,694)
From net realized gains on investments
Investor	(13,481,726)	(2,560,364)
Institutional	(241,895)	(41,384)
Total distributions	(15,165,886)	(4,173,190)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	278,607	1,050,779
Shares issued in reinvestment of distributions	14,497,752	3,956,485
Cost of shares redeemed	(9,730,180)	(21,306,500)
Redemption fees	154	179
Net increase/(decrease) from capital share transactions	5,046,333	(16,299,057)
Institutional Class
Proceeds from sale of shares	4,491	2,314,265
Shares issued in reinvestment of distributions	253,610	73,078
Cost of shares redeemed	(355,408)	(20,833,579)
Redemption fees	–	194
Net decrease from capital share transactions	(97,307)	(18,446,042)
Net increase/(decrease) in net assets	643,402	(20,917,764)
NET ASSETS:
Beginning of period	126,378,005	147,295,769
End of period*	$127,021,407	$126,378,005
*Including accumulated net investment loss of:	$(1,453,661)	$(3,709)

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	9,500,318	10,837,210
Shares sold	20,991	87,523
Shares issued in reinvestment of dividends	1,173,907	354,206
Shares redeemed	(744,960)	(1,778,621)
Ending shares	9,950,256	9,500,318
Institutional Class
Beginning shares	186,978	1,803,739
Shares sold	335	186,898
Shares issued in reinvestment of dividends	20,519	6,543
Shares redeemed	(26,319)	(1,810,202)
Ending shares	181,513	186,978

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2018	29

Centre Active U.S. Treasury Fund	Statements of Changes in Net Assets

	For The Six Months Ending March 31, 2018 (Unaudited)	For The Year Ended September 30, 2017
OPERATIONS:
Net investment income	$445,906	$1,139,445
Net realized gain/(loss)	1,413,966	(674,540)
Net change in unrealized depreciation	(1,565,058)	(3,164,674)
Net increase/(decrease) in net assets resulting from operations	294,814	(2,699,769)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor	(395,068)	(1,955,451)
Institutional	(41,784)	(212,411)
From net realized gains on investments
Investor	–	(89,059)
Institutional	–	(6,599)
Total distributions	(436,852)	(2,263,520)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	238,818	3,103,324
Shares issued in reinvestment of distributions	307,529	1,594,318
Cost of shares redeemed	(5,854,421)	(16,176,105)
Net decrease from capital share transactions	(5,308,074)	(11,478,463)
Institutional Class
Proceeds from sale of shares	206,881	1,525,346
Shares issued in reinvestment of distributions	37,405	200,579
Cost of shares redeemed	(1,082,117)	(17,198,743)
Net decrease from capital share transactions	(837,831)	(15,472,818)
Net decrease in net assets	(6,287,943)	(31,914,570)
NET ASSETS:
Beginning of period	52,577,926	84,492,496
End of period*	$46,289,983	$52,577,926
*Including accumulated net investment income of:	$9,054	$–

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	4,915,018	6,071,514
Shares sold	24,661	314,241
Shares issued in reinvestment of dividends	31,693	162,313
Shares redeemed	(602,377)	(1,633,050)
Ending shares	4,368,995	4,915,018
Institutional Class
Beginning shares	475,762	2,007,623
Shares sold	21,199	155,042
Shares issued in reinvestment of dividends	3,828	20,104
Shares redeemed	(110,459)	(1,707,007)
Ending shares	390,330	475,762

See Notes to Financial Statements.

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Centre Active U.S. Tax Exempt Fund	Statements of Changes in Net Assets

	For The Six Months Ending March 31, 2018 (Unaudited)	For The Year Ended September 30, 2017
OPERATIONS:
Net investment income	$194,538	$605,336
Net realized gain/(loss)	390,406	(15,057)
Net change in unrealized depreciation	(822,766)	(1,255,321)
Net decrease in net assets resulting from operations	(237,822)	(665,042)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor	(174,546)	(504,192)
Institutional	(14,382)	(99,585)
From net realized gains on investments
Investor	(139,771)	(376,137)
Institutional	(10,721)	(97,777)
Total distributions	(339,420)	(1,077,691)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	103,995	756,092
Shares issued in reinvestment of distributions	232,891	672,313
Cost of shares redeemed	(3,202,940)	(10,845,671)
Net decrease from capital share transactions	(2,866,054)	(9,417,266)
Institutional Class
Proceeds from sale of shares	253,443	448,952
Shares issued in reinvestment of distributions	24,011	141,136
Cost of shares redeemed	(248,446)	(6,147,199)
Net increase/(decrease) from capital share transactions	29,008	(5,557,111)
Net decrease in net assets	(3,414,288)	(16,717,110)
NET ASSETS:
Beginning of period	24,498,941	41,216,051
End of period*	$21,084,653	$24,498,941
*Including accumulated net investment income of:	$9,374	$3,764

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	2,286,976	3,214,038
Shares sold	10,318	75,040
Shares issued in reinvestment of dividends	23,330	66,811
Shares redeemed	(318,488)	(1,068,913)
Ending shares	2,002,136	2,286,976
Institutional Class
Beginning shares	141,413	696,141
Shares sold	25,355	44,806
Shares issued in reinvestment of dividends	2,421	14,114
Shares redeemed	(25,114)	(613,648)
Ending shares	144,075	141,413

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2018	31

Centre Global Infrastructure Fund	Statement of Changes in Net Assets

For The Period January 29, 2018 (Inception) to March 31, 2018
OPERATIONS:
Net investment income	$5,488
Net realized loss	(13,915)
Net change in unrealized depreciation	(131,393)
Net decrease in net assets resulting from operations	(139,820)
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor	(18)
Institutional	(6,714)
Total distributions	(6,732)
CAPITAL SHARE TRANSACTIONS:
Investor Class
Proceeds from sale of shares	31,500
Shares issued in reinvestment of distributions	18
Net increase from capital share transactions	31,518
Institutional Class
Proceeds from sale of shares	2,226,000
Shares issued in reinvestment of distributions	6,714
Net increase from capital share transactions	2,232,714
Net increase in net assets	2,117,680
NET ASSETS:
Beginning of period	–
End of period*	$2,117,680
*Including accumulated net investment loss of:	$(1,244)

OTHER INFORMATION:
Share Transactions:
Investor Class
Beginning shares	–
Shares sold	3,324
Shares issued in reinvestment of dividends	2
Ending shares	3,326
Institutional Class
Beginning shares	–
Shares sold	222,897
Shares issued in reinvestment of dividends	723
Ending shares	223,620

See Notes to Financial Statements.

32	centrefunds.com

Centre American Select Equity Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2018 (Unaudited)		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Year Ended September 30, 2014(a)		For the Year Ended September 30, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$13.05		$11.65	$11.67	$12.08	$10.38		$11.79
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(b)	0.00	(c)	0.06	0.09	0.07	0.06		0.09
Net realized and unrealized gain/(loss) on investments	1.10		1.74	1.11	(0.31)	1.73		0.97
Total income/(loss) from investment operations	1.10		1.80	1.20	(0.24)	1.79		1.06

DISTRIBUTIONS:
Net investment income	(0.15)		(0.15)	(0.02)	(0.17)	(0.09)		(0.18)
Net realized gains on investments	(1.46)		(0.25)	(1.20)	–	(0.00	)(d)	(2.29)
Total distributions	(1.61)		(0.40)	(1.22)	(0.17)	(0.09)		(2.47)
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	0.00	(c)	0.00 (c)	0.00 (c)	0.00 (c)	0.00	(c)	0.00	(c)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.51)		1.40	(0.02)	(0.41)	1.70		(1.41)
NET ASSET VALUE, END OF PERIOD	$12.54		$13.05	$11.65	$11.67	$12.08		$10.38

Total Return(e)	8.66%		15.99%	10.74%	(2.07%)	17.31%		12.30%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$124,743		$123,938	$126,238	$148,314	$116,045		$129,765

RATIOS TO AVERAGE NET ASSETS:
Net investment income/(loss) including reimbursement/waiver	(0.02	%)(f)	0.47%	0.77%	0.58%	0.53%		0.88%
Operating expenses excluding reimbursement/waiver	1.53	%(f)	1.46%	1.36%	1.33%	1.43%		1.51%
Operating expenses including reimbursement/waiver	1.19	%(f)(g)	1.05%	1.05%	1.05%	1.05%		1.06	%(h)

PORTFOLIO TURNOVER RATE	42	%(i)	81%	74%	105%	72%		175%

(a)	Prior to January 21, 2014, the Centre American Select Equity Fund was named the Drexel Hamilton Centre American Equity Fund.
(b)	Calculated using the average shares method.
(c)	Less than $0.005 per share.
(d)	Less than $(0.005) per share.
(e)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(f)	Annualized.
(g)	Effective January 29, 2018, the net expense limitation changed from 1.05% to 1.10%, excluding 12b-1 fees and shareholder services fees.
(h)	Effective January 11, 2013, the net expense limitation changed from 1.25% to 1.05%.
(i)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2018	33

Centre American Select Equity Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2018 (Unaudited)		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$13.05		$11.67	$11.69	$12.08	$11.39
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.01		0.08	0.10	0.08	0.05
Net realized and unrealized gain/(loss) on investments	1.11		1.74	1.11	(0.30)	0.64
Total income/(loss) from investment operations	1.12		1.82	1.21	(0.22)	0.69

DISTRIBUTIONS:
Net investment income	(0.16)		(0.19)	(0.03)	(0.17)	–
Net realized gains on investments	(1.46)		(0.25)	(1.20)	–	–
Total distributions	(1.62)		(0.44)	(1.23)	(0.17)	–
REDEMPTION FEES ADDED TO PAID-IN CAPITAL (NOTE 4)	–		0.00 (b)	–	–	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.50)		1.38	(0.02)	(0.39)	0.69
NET ASSET VALUE, END OF PERIOD	$12.55		$13.05	$11.67	$11.69	$12.08

Total Return(c)	8.76%		16.20%	10.74%	(1.89%)	6.06%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$2,279		$2,440	$21,058	$16,907	$15,826

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	0.23	%(d)	0.66%	0.88%	0.67%	0.65	%(d)
Operating expenses excluding reimbursement/waiver	1.18	%(d)	1.18%	1.13%	1.11%	1.26	%(d)
Operating expenses including reimbursement/waiver	0.94	%(d)(e)	0.95%	0.95%	0.95%	0.95	%(d)

PORTFOLIO TURNOVER RATE	42	%(f)	81%	74%	105%	72	%(f)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(d)	Annualized.
(e)	Effective January 29, 2018, the net expense limitation changed from 0.95% to 0.90%, excluding shareholder service fees.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

34	centrefunds.com

Centre Active U.S. Treasury Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2018 (Unaudited)		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$9.75		$10.44	$10.19	$10.07	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.09		0.18	0.16	0.12	0.00	(b)
Net realized and unrealized gain/(loss) on investments	(0.03)		(0.50)	0.09	0.13	0.07
Total income/(loss) from investment operations	0.06		(0.32)	0.25	0.25	0.07

DISTRIBUTIONS:
Net investment income	(0.09)		(0.35)	–	(0.05)	–
Net realized gains on investments	–		(0.02)	–	(0.08)	–
Total distributions	(0.09)		(0.37)	–	(0.13)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.03)		(0.69)	0.25	0.12	0.07
NET ASSET VALUE, END OF PERIOD	$9.72		$9.75	$10.44	$10.19	$10.07

Total Return(c)	0.59%		(3.06%)	2.45%	2.48%	0.70%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$42,469		$47,908	$63,398	$79,867	$5

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.82	%(d)	1.84%	1.56%	1.20%	0.07	%(d)
Operating expenses excluding reimbursement/waiver	1.25	%(d)	1.14%	1.09%	0.94%	2.09	%(d)
Operating expenses including reimbursement/waiver	0.93	%(d)(e)	0.85%	0.85%	0.85%	0.85	%(d)

PORTFOLIO TURNOVER RATE	–	%(f)	4%	2%	70%	439	%(f)

(a)	Calculated using the average shares method.
(b)	Less than $0.005 per share.
(c)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(d)	Annualized.
(e)	Effective January 29, 2018, the net expense limitation changed from 0.85% to 0.80%, excluding 12b-1 fees and shareholder service fees.
(f)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2018	35

Centre Active U.S. Treasury Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2018 (Unaudited)		For the Year Ended September 30, 2017		For the Year Ended September 30, 2016	For the Year Ended September 30, 2015	For the Period January 21, 2014 (Inception) to September 30, 2014
NET ASSET VALUE, BEGINNING OF PERIOD	$9.82		$10.51		$10.23	$10.09	$10.00
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.10		0.20		0.19	0.09	0.02
Net realized and unrealized gain/(loss) on investments	(0.03)		(0.49)		0.09	0.19	0.07
Total income/(loss) from investment operations	0.07		(0.29)		0.28	0.28	0.09

DISTRIBUTIONS:
Net investment income	(0.10)		(0.38)		–	(0.06)	–
Net realized gains on investments	–		(0.02)		–	(0.08)	–
Total distributions	(0.10)		(0.40)		–	(0.14)	–
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.03)		(0.69)		0.28	0.14	0.09
NET ASSET VALUE, END OF PERIOD	$9.79		$9.82		$10.51	$10.23	$10.09

Total Return(b)	0.75%		(2.78	%)(c)	2.74%	2.73%	0.90%

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$3,821		$4,670		$21,095	$21,573	$14,514

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.14	%(d)	2.01%		1.81%	0.94%	0.29	%(d)
Operating expenses excluding reimbursement/waiver	0.99	%(d)	0.88%		0.84%	1.01%	1.86	%(d)
Operating expenses including reimbursement/waiver	0.61	%(d)	0.60%		0.60%	0.60%	0.60	%(d)

PORTFOLIO TURNOVER RATE	–	%(e)	4%		2%	70%	439	%(e)

(a)	Calculated using the average shares method.
(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
(c)	Performance difference between Manager Commentary and Financial Highlights is due to financial reporting adjustments.
(d)	Annualized.
(e)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

36	centrefunds.com

Centre Active U.S. Tax Exempt Fund	Financial Highlights

Investor Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2018 (Unaudited)		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Period November 1, 2014 to September 30, 2015(a)(b)		For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$10.09		$10.55	$10.65	$10.68		$10.57	$11.18
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.09		0.19	0.22	0.19		0.22	0.24
Net realized and unrealized gain/(loss) on investments	(0.20)		(0.31)	0.13	(0.03)		0.19	(0.56)
Total income/(loss) from investment operations	(0.11)		(0.12)	0.35	0.16		0.41	(0.32)

DISTRIBUTIONS:
Net investment income	(0.08)		(0.20)	(0.22)	(0.19)		(0.22)	(0.24)
Net realized gains on investments	(0.07)		(0.14)	(0.23)	–		(0.08)	(0.05)
Total distributions	(0.15)		(0.34)	(0.45)	(0.19)		(0.30)	(0.29)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.26)		(0.46)	(0.10)	(0.03)		0.11	(0.61)
NET ASSET VALUE, END OF PERIOD	$9.83		$10.09	$10.55	$10.65		$10.68	$10.57

Total Return(d)	(1.08%)		(1.11%)	3.29%	1.51%		3.95%	(2.90%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$19,677		$23,080	$33,913	$41,127		$61,869	$83,371

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.73	%(e)	1.92%	2.03%	1.90	%(e)	2.09%	2.20%
Operating expenses excluding reimbursement/waiver	1.47	%(e)	1.25%	1.13%	1.09	%(e)	1.16%	1.04%
Operating expenses including reimbursement/waiver	1.03	%(e)(f)	0.95%	0.95%	1.03	%(e)(g)	1.16%	1.04%

PORTFOLIO TURNOVER RATE	13	%(h)	9%	6%	32	%(h)	6%	13%

(a)	Centre Active U.S. Tax Exempt Fund ("the Fund") is the successor to Managed Municipal Fund, Inc. (the "Acquired Fund") through a reorganization, the closing date for which was March 17, 2015. The fiscal year end of the Acquired Fund was October 31st. The fiscal year end of the Centre Active U.S. Tax Exempt Fund is September 30th.

(b)	As part of the reorganization Class A shareholders of the Acquired Fund exchanged such shares for Investor Class shares of the Fund.

(c)	Calculated using the average shares method.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(e)	Annualized.
(f)	Effective January 29, 2018, the net expense limitation changed from 0.95% to 0.90%, excluding 12b-1 fees and shareholder service fees.

(g)	Effective March 17, 2015, a net expense limitation of 0.95% was implemented. Prior to this date, there was no expense cap.

(h)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2018	37

Centre Active U.S. Tax Exempt Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the periods presented.

	For the Six Months Ended March 31, 2018 (Unaudited)		For the Year Ended September 30, 2017	For the Year Ended September 30, 2016	For the Period November 1, 2014 to September 30, 2015(a)(b)		For the Year Ended October 31, 2014	For the Year Ended October 31, 2013
NET ASSET VALUE, BEGINNING OF PERIOD	$10.03		$10.49	$10.59	$10.62		$10.57	$11.19
INCOME/(LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(c)	0.10		0.22	0.24	0.21		0.24	0.27
Net realized and unrealized gain/(loss) on investments	(0.19)		(0.32)	0.13	(0.03)		0.14	(0.57)
Total income/(loss) from investment operations	(0.09)		(0.10)	0.37	0.18		0.38	(0.30)

DISTRIBUTIONS:
Net investment income	(0.10)		(0.22)	(0.24)	(0.21)		(0.25)	(0.27)
Net realized gains on investments	(0.07)		(0.14)	(0.23)	–		(0.08)	(0.05)
Total distributions	(0.17)		(0.36)	(0.47)	(0.21)		(0.33)	(0.32)
NET INCREASE/(DECREASE) IN NET ASSET VALUE	(0.26)		(0.46)	(0.10)	(0.03)		0.05	(0.62)
NET ASSET VALUE, END OF PERIOD	$9.77		$10.03	$10.49	$10.59		$10.62	$10.57

Total Return(d)	(0.93%)		(0.86%)	3.57%	1.74%		3.64%	(2.75%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$1,408		$1,419	$7,303	$7,465		$7,969	$7,228

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	2.04	%(e)	2.21%	2.28%	2.18	%(e)	2.31%	2.46%
Operating expenses excluding reimbursement/waiver	1.25	%(e)	0.99%	0.94%	0.84	%(e)	0.92%	0.79%
Operating expenses including reimbursement/waiver	0.72	%(e)	0.70%	0.70%	0.77	%(e)(f)	0.92%	0.79%

PORTFOLIO TURNOVER RATE	13	%(g)	9%	6%	32	%(g)	6%	13%

(a)	Centre Active U.S. Tax Exempt Fund ("the Fund") is the successor to Managed Municipal Fund, Inc. (the "Acquired Fund") through a reorganization, the closing date for which was March 17, 2015. The fiscal year end of the Acquired Fund was October 31st. The fiscal year end of the Centre Active U.S. Tax Exempt Fund is September 30th.

(b)	As part of the reorganization Class I shareholders of the Acquired Fund exchanged such shares for Institutional Class shares of the Fund.

(c)	Calculated using the average shares method.

(d)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(e)	Annualized.

(f)	Effective March 17, 2015, a net expense limitation of 0.70% was implemented. Prior to this date, there was no expense cap.

(g)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

38	centrefunds.com

Centre Global Infrastructure Fund	Financial Highlights

Investor Class	For a share outstanding throughout the period presented.

	For the Period January 29, 2018 (Inception) to March 31, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
LOSS FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.02
Net realized and unrealized loss on investments	(0.66)
Total loss from investment operations	(0.64)

DISTRIBUTIONS:
Net investment income	(0.01)
Total distributions	(0.01)
NET DECREASE IN NET ASSET VALUE	(0.65)
NET ASSET VALUE, END OF PERIOD	$9.35

Total Return(b)	(6.45%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$31

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.41	%(c)
Operating expenses excluding reimbursement/waiver	9.03	%(c)
Operating expenses including reimbursement/waiver	1.67	%(c)

PORTFOLIO TURNOVER RATE	1	%(d)

(a)	Calculated using the average shares method.

(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

Semi-Annual Report | March 31, 2018	39

Centre Global Infrastructure Fund	Financial Highlights

Institutional Class	For a share outstanding throughout the period presented.

	For the Period January 29, 2018 (Inception) to March 31, 2018
NET ASSET VALUE, BEGINNING OF PERIOD	$10.00
LOSS FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.03
Net realized and unrealized loss on investments	(0.67)
Total loss from investment operations	(0.64)

DISTRIBUTIONS:
Net investment income	(0.03)
Total distributions	(0.03)
NET DECREASE IN NET ASSET VALUE	(0.67)
NET ASSET VALUE, END OF PERIOD	$9.33

Total Return(b)	(6.40%)

SUPPLEMENTAL DATA:
Net assets, end of period (000)	$2,087

RATIOS TO AVERAGE NET ASSETS:
Net investment income including reimbursement/waiver	1.54	%(c)
Operating expenses excluding reimbursement/waiver	8.73	%(c)
Operating expenses including reimbursement/waiver	1.18	%(c)

PORTFOLIO TURNOVER RATE	1	%(d)

(a)	Calculated using the average shares method.

(b)	Total returns are for the period indicated and have not been annualized. Total returns would have been lower had certain expenses not been waived during the period. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

(d)	Portfolio turnover rate for periods less than one full year have not been annualized.

See Notes to Financial Statements.

40	centrefunds.com

Centre Funds	Notes to Financial Statements

March 31, 2018 (Unaudited)

1. ORGANIZATION

Centre Funds (the “Trust”) was organized on March 17, 2011 as a Delaware statutory trust and is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Prior to January 17, 2014, the Trust was known as Drexel Hamilton Mutual Funds. The Trust currently offers shares of beneficial interest (“shares”) of Centre American Select Equity Fund (the “American Select Equity Fund"), Centre Active U.S. Treasury Fund (the “Treasury Fund”), Centre Active U.S. Tax Exempt Fund (the “Tax Exempt Fund”), and Centre Global Infrastructure Fund (the “Infrastructure Fund”) (collectively, the “Funds”). The affairs of the Trust are overseen by a Board of Trustees (the “Board” or the “Trustees”). The Declaration of Trust of the Trust permits the Trustees to create additional series of the Trust and share classes.

Information in the accompanying Funds’ financial statements pertain to the Investor Class and Institutional Class shares offered by the Funds. All classes of shares have identical rights to earnings, assets, and voting privileges, except for class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in the preparation of the Financial Statements:

(a)	Portfolio securities traded on a securities exchange or quoted by NASDAQ are valued at the last sale price on the principal exchange on which they are traded at the time the securities are valued, or, if not traded on that day, are valued at the closing bid price. Securities traded in the OTC market and not quoted by NASDAQ are valued at their last sale price or, if there is no available price, the last bid price quoted by brokers that make markets in the securities as of the close of regular trading hours on the day the securities are being valued. Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (the “Exchange”) or using methods determined by the Board. Short-term instruments with maturities of 60 days or less are valued at the price supplied by an approved independent pricing source. Options contracts listed for trading on a securities exchange or board of trade shall be valued at the mean of the highest bid and lowest asked quotation across the exchanges on which the option is traded. Futures contracts are ordinarily valued at the closing settlement price on the exchange on which they are primarily traded or based upon the current settlement price for a like instrument acquired on the day on which the instrument is being valued. Securities and other assets for which quotations are not readily available or deemed unreliable are valued at their fair value using methods determined by the Board. Fair valuation of a particular security is an inherently subjective process, with no single standard to utilize when determining a security’s fair value. As such, different mutual funds could reasonably arrive at a different fair value price for the same security. In each case where a security is fair valued, consideration is given to the facts and circumstances relevant to the particular situation. This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board and other factors as warranted. In making a fair value determination, factors that may be considered, among others, may include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities; and prices of similar securities or financial instruments. If a Fund invests in shares of other open-end mutual funds (each, an “Underlying Fund”), the Fund calculates the net asset value of its shares using the reported net asset value of the applicable Underlying Fund. For each Underlying Fund, the net asset value per share for a class of shares is determined as of the close of the Exchange on each day the Exchange is open by dividing the value of the Underlying Fund’s net assets attributable to that class by the number of outstanding shares of that class on that day.

(b)	The per share net asset value (the “NAV”) of each Fund is calculated as of the close of regular trading on the Exchange (normally 4:00 p.m. Eastern time) each day the Exchange is open. The per share NAV is calculated by deducting from the Fund’s assets, the Fund’s liabilities, and then dividing the resulting net assets by the total number of shares outstanding, rounded to the nearest cent. The purchase price and redemption price per share is equal to the next determined NAV per share. Redemption of shares of American Select Equity Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase.

(c)	The Trust treats each Fund as a separate entity for Federal income tax purposes. Each Fund intends to continue to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). By so qualifying, each Fund will not be subject to Federal income taxes to the extent that it distributes substantially all of its taxable or tax-exempt income, if any, for its tax year ending September 30. In addition, by distributing in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, each Fund will not be subject to a Federal excise tax. Therefore, no provision is made by the Funds for Federal income or excise taxes. Withholding taxes on foreign dividends are paid or provided for in accordance with the applicable country’s tax rules and rates.

Semi-Annual Report | March 31, 2018	41

Centre Funds	Notes to Financial Statements

March 31, 2018 (Unaudited)

As of and during the period ended March 31, 2018, the Funds did not have a liability for any unrecognized tax benefits in the accompanying financial statements. The Funds recognize the interest and penalties, if any, related to the unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Funds did not incur any interest or penalties.

(d)	Net realized gains and losses on investments are computed on the identified cost basis. Dividend income is recognized on the ex-dividend date or for certain foreign securities, as soon as information is available, and interest income is recognized on an accrual basis. The Funds amortize premium and accrete discount on investments utilizing the effective interest method. Foreign dividend income may be subject to foreign withholding taxes.

(e)	A restricted security is a security that has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933, as amended (the “1933 Act”), or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Board. Not all restricted securities are considered to be illiquid. As of March 31, 2018, the Funds did not hold any restricted securities.

(f)	The financial statements are prepared in conformity with accounting standards generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the amounts reported in financial statements during the reporting period. Management believes the estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the Funds ultimately realize upon sale of the securities. The financial statements have been prepared as of the close of the Exchange on March 31, 2018. Each Fund is considered an investment company for financial reporting purposes under GAAP.

(g)	Each Fund bears expenses incurred specifically by such Fund, as well as its pro rata portion of Trust expenses, which may be allocated on the basis of relative net assets or the nature of the services performed relative to applicability to each Fund. Expenses that are specific to a Fund or class of shares of a Fund are charged directly to that Fund or share class. All of the realized and unrealized gains and losses and net investment income of a Fund, other than class-specific expenses, are allocated daily to each class in proportion to its average daily net assets. Fees payable under the distribution (Rule 12b-1) plan and shareholder services plan are charged to each respective fund or share class.

(h)	The Funds intend to distribute to shareholders all of their net income and/or capital gains on an annual basis, with the exception of the Centre Active U.S. Treasury Fund and the Centre Active U.S. Tax Exempt Fund, which intend to make monthly income distributions. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from GAAP. Distributions to shareholders are recorded on the ex-dividend date.

(i)	A Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible reevaluation of currencies, the inability to repatriate foreign currency, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. issuers.

(j)	The books and records of the Funds are maintained in U.S. dollars. Investment valuations and other assets and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. The portion of realized and unrealized gains or losses on investments due to fluctuations in foreign currency exchange rates is separately disclosed and is included in net realized and net change in unrealized gains or losses on foreign currencies.

3. FAIR VALUE MEASUREMENTS

The Funds normally use third-party pricing services to obtain market quotations for their portfolio investments. Securities and other assets for which representative market quotations are not readily available or which cannot be accurately valued using the Trust’s normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees. Fair value pricing may be used, for example, in situations where (i) an exchange-traded portfolio security is so thinly traded that there have been no transactions for that security over an extended period of time or the validity of a market quotation received is questionable; (ii) the exchange on which the portfolio security is principally traded closes early; or (iii) trading of the portfolio security is halted during the day and does not resume prior to the NAV calculation.

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Centre Funds	Notes to Financial Statements

March 31, 2018 (Unaudited)

The inputs used in determining the fair value of each Fund’s investments are summarized into three levels, as described in the following hierarchy:

Level 1 -	Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date.

Level 2 -	Quoted prices which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly).

Level 3 -	Significant unobservable prices or inputs (including the oversight of the Board and Centre Asset Management, LLC (the “Adviser”) in determining the fair value of investments) where there is little or no market activity for the asset or liability at measurement date.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of each Fund’s investments in the fair value hierarchy as of March 31, 2018:

Centre American Select Equity Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$124,113,251	$–	$–	$124,113,251
Purchased Options	2,472,000	–	–	2,472,000
Short Term Investments	560,567	–	–	560,567
Total	$127,145,818	$–	$–	$127,145,818

Centre Active U.S. Treasury Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
U.S. Government Bonds & Notes	$–	$42,021,791	$–	$42,021,791
Short Term Investments	606,594	–	–	606,594
Total	$606,594	$42,021,791	$–	$42,628,385

Centre Active U.S. Tax Exempt Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Open-End Funds	$1,992,775	$–	$–	$1,992,775
Municipal Bonds	–	17,869,107	–	17,869,107
Short Term Investments	305,619	–	–	305,619
Total	$2,298,394	$17,869,107	$–	$20,167,501

Centre Global Infrastructure Fund

Investments in Securities at Value(a)	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
Common Stocks	$1,960,322	$–	$–	$1,960,322
Short Term Investments	92,338	–	–	92,338
Total	$2,052,660	$–	$–	$2,052,660

(a)	For detailed descriptions of sectors, industries, and countries, see the accompanying Schedule of Investments.

It is the Funds’ policy to recognize transfers into and out of all levels at the end of the reporting period. There were no transfers among Levels 1, 2, and 3 during the year.

There were no material amounts classified as Level 3 securities during the period, thus, a reconciliation of assets in which significant unobservable inputs (Level 3) were used is not applicable for the Funds.

Semi-Annual Report | March 31, 2018	43

Centre Funds	Notes to Financial Statements

March 31, 2018 (Unaudited)

Derivative Financial Instruments

A Fund may use derivative contracts, such as exchange-traded options and futures, that are related to stock market or bond indices, foreign exchange, fixed income or other securities, or be exposed to exchange-traded derivative products. A Fund may invest its assets in derivatives and other instruments to help manage interest rate exposure, protect the Fund’s assets, or enhance returns. A Fund may also be exposed to certain exchange-traded derivative products, such as exchange-traded futures and options that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions or overall capital protection.

Derivative Risk: One or more Funds may use derivatives, such as exchange-traded options and futures, that are related to stock market or bond indexes, foreign exchange, fixed income or other securities or be exposed to exchange-traded derivative products. Loss may result from a Fund’s investments in exchange-traded futures and options. The value of derivatives in which a Fund may invest may rise or fall more rapidly than other investments. Other risks of investments in derivatives include imperfect correlation between the value of these instruments and the underlying assets; risks of default by the other party to the derivative transactions; risk that the transactions may result in losses that offset gains in portfolio positions; and risks that the derivative transactions may not be liquid. Derivatives, such as exchange-traded futures and options, contain “inherent” leverage because derivative contracts may give rise to an obligation on the part of a Fund for future payment or liabilities that are larger than the initial margin or premiums required to establish such positions. Combined with the volatility of derivatives prices, the leveraged nature of derivatives trading could cause a Fund to sustain large and sudden losses. The use of derivatives, such as futures and options, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than mitigate risk. Correlation risk is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. Certain derivative instruments may be difficult to sell when the Adviser believes it would be appropriate to do so.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost. This use of embedded leverage may allow a Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivatives held by a Fund. Typically, a Fund may attempt to increase or decrease exposure to the risks associated with the securities or other traditional investments in which it invests. The risks associated with a Fund’s use of derivative instruments, including but not limited to volatility risk, correlation risk, segregation risk, and hedging risks, are additional risks that a Fund does not typically seek to increase or decrease exposure to. Examples of these associated risks are liquidity risk, which is the risk that a Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

Option Writing/Purchasing

A Fund may write or purchase option contracts to adjust risk and return of its overall investment positions, subject to any restrictions set forth in the Fund’s prospectus. When a Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options that expire unexercised are treated by a Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, is also treated as a realized gain or loss. If an option is exercised, the premium paid or received is netted to the cost of the purchase or proceeds from the sale in determining whether a Fund has realized a gain or loss on investment transactions. Risks from entering into option transactions arise from, among other things, the potential inability of counterparties to meet the terms.

Futures

A Fund may use futures subject to any restrictions set forth in the Fund’s prospectus. A Fund may also be exposed to exchange-traded futures that are fully collateralized by cash or securities, for temporary cash management or investment transition purposes, or to hedge the risks of existing positions. To the extent that the Fund uses derivatives for temporary cash management, investment transition purposes, managing duration or to hedge the risks of existing positions, the Fund will be subject to the risks associated with such transactions.

The effect of derivative instruments on the Statement of Assets and Liabilities - Fair Value of Derivative Instruments as of March 31, 2018:

Risk Exposure	Derivatives Statement of Assets and Liabilities Location	Fair Value
Centre American Select Equity Fund
Equity Contracts
(Purchased Options)	Investments, at value	$2,472,000
		$2,472,000

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Centre Funds	Notes to Financial Statements

March 31, 2018 (Unaudited)

The effect of derivative instruments on the Statement of Operations for the period ended March 31, 2018 (Net realized gain/(loss) on options contracts are included in Net realized gain/(loss) on investments within the Statement of Operations):

Derivatives	Location of Gains/(Loss) On Derivatives Recognized In Income	Realized Gain/(Loss) on Derivatives Recognized in Income	Change in Unrealized Gain/(Loss) on Derivatives Recognized in Income
Centre American Select Equity Fund
Equity Contracts (Purchased Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/(depreciation) on investments	$(1,776,633)	$723,270
Equity Contracts (Written Options)	Net realized gain/(loss) on investments/Net change in unrealized appreciation/(depreciation) on investments	$(168,497)	$–
		$(1,945,130)	$723,270
Centre Active U.S. Treasury Fund
Fixed Income Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$1,323,000	$(482,385)
		$1,323,000	$(482,385)
Centre Active U.S. Tax Exempt Fund
Fixed Income Contracts (Futures Contracts)	Net realized gain/(loss) on futures contracts/Net change in unrealized appreciation/(depreciation) on futures contracts	$342,288	$(111,081)
		$342,288	$(111,081)

Volume of Derivative Instruments for the Funds during the period ended March 31, 2018, was as follows:

Derivative Type	Unit of Measurement	Monthly Average
Centre American Select Equity Fund
Purchased Option Contracts	Notional value of contracts outstanding	$133,512,947

Derivative Type	Unit of Measurement	Monthly Average
Centre Active U.S. Treasury Fund
Purchased (Sold) Futures Contracts	Notional value of contracts outstanding	$(28,423,328)

Derivative Type	Unit of Measurement	Monthly Average
Centre Active U.S. Tax Exempt Fund
Purchased (Sold) Futures Contracts	Notional value of contracts outstanding	$(7,740,096)

During the ordinary course of business, the Funds may enter into transactions subject to enforceable netting agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Funds to offset any exposure to a specific counterparty with any collateral received or delivered to that counterparty based on the terms of the agreement. Generally, the Funds manage their cash collateral and securities collateral on a counterparty basis. The amounts shown in the Statements of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements.

Semi-Annual Report | March 31, 2018	45

Centre Funds	Notes to Financial Statements

March 31, 2018 (Unaudited)

4. BENEFICIAL INTEREST TRANSACTIONS

On March 31, 2018, there was an unlimited number of shares of beneficial interest authorized for each Fund. Transactions in shares of beneficial interest are shown in the Statement of Changes in Net Assets.

Shares of American Select Equity Fund and Infrastructure Fund that are redeemed within 90 days of purchase may incur a 2% redemption fee deducted from the redemption amount. For the period ended March 31, 2018, redemption fees retained by these Funds are disclosed in the Statement of Changes in Net Assets.

Beneficial Ownership: The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates a presumption of control of the Fund under Section 2(a)(9) of the 1940 Act. As of March 31, 2018, the following entities owned beneficially more than 25% of each Fund’s outstanding shares. The shares may be held under omnibus accounts (whereby the transactions of two or more shareholders are combined and carried in the name of the originating broker rather than designated separately). Any transaction by these investors could have a material impact on the share class.

Centre American Select Equity Fund	Class	Percentage
Wells Fargo Advisors, LLC	Institutional	53.06%
Charles Schwab & Co. Inc	Institutional	36.89%
Charles Schwab & Co. Inc	Investor	46.80%

Centre Active U.S. Treasury Fund	Class	Percentage
Wells Fargo Advisors, LLC	Institutional	83.04%

Centre Active U.S. Tax Exempt Fund	Class	Percentage
Charles Schwab & Co. Inc.	Institutional	50.40%
Wells Fargo Advisors, LLC	Institutional	47.15%

Centre Global Infrastructure Fund	Class	Percentage
SEI Private Trust Co.	Institutional	95.51%
David Wilson	Investor	80.44%

5. INVESTMENT ADVISORY AGREEMENTS AND RELATED-PARTY TRANSACTIONS

The Adviser serves as the investment adviser to each Fund pursuant to an Investment Advisory Agreement with the Trust on behalf of the Fund.

As compensation for the investment advisory services provided to the Funds, the Adviser is entitled to receive monthly compensation, subject to waivers, based on each Fund’s average daily net assets at the annual rate of:

Fund	Management Fee Rate
Centre American Select Equity Fund (total net assets less than or equal to $1 billion)	0.75%
Centre American Select Equity Fund (total net assets over $1 billion)	0.70%
Centre Active U.S. Treasury Fund	0.40%
Centre Active U.S. Tax Exempt Fund	0.40%
Centre Global Infrastructure Fund	0.90%

American Select Equity Fund

For the American Select Equity Fund, the Adviser has agreed, pursuant to an amended and restated written expense limitation agreement (the “Expense Limitation Agreement”), to reduce its advisory fees and/or reimburse other expenses of the Fund through at least October 31, 2019 to the extent necessary to limit the current operating expenses of the Fund including, as applicable, investment advisory fees, but excluding, as applicable, any taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.10% of the average daily net assets of the Investor Class shares and 0.90% of the average daily net assets of the Institutional Class shares. The Expense Limitation Agreement may be terminated at any time by the Board of Trustees of the Trust (the “Board”) upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made.

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Centre Funds	Notes to Financial Statements

March 31, 2018 (Unaudited)

Treasury Fund

For the Treasury Fund, the Adviser has agreed, pursuant to an amended and restated written expense limitation agreement (the “Expense Limitation Agreement”), to reduce its advisory fees and/or reimburse other expenses of the Fund through at least October 31, 2019 to the extent necessary to limit the current operating expenses of the Fund, including, as applicable, investment advisory fees, but excluding, as applicable, any taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder service fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business), to an annual rate of 0.80% of the average daily net assets of the Investor Class shares and 0.60% of the average daily net assets of the Institutional Class shares. The Expense Limitation Agreement may be terminated at any time by the Board of Trustees of the Trust (the “Board”), upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such waiver or reimbursement was made.

Tax Exempt Fund

For the Tax Exempt Fund, the Adviser has agreed, pursuant to an amended and restated written expense limitation agreement (the “Expense Limitation Agreement”), to reduce its advisory fees and/or reimburse other expenses of the Fund through at least October 31, 2019 to the extent necessary to limit the current operating expenses of the Fund, including, as applicable, investment advisory fees, but excluding, as applicable, any taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 0.90% of the average daily net assets of the Investor Class shares and 0.70% of the average daily net assets of the Institutional Class shares. The Expense Limitation Agreement may be terminated at any time by the Board of Trustees of the Trust (the “Board”) upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such reimbursement or waiver was made.

Infrastructure Fund

For the Infrastructure Fund, the Adviser has agreed, pursuant to a written expense limitation agreement (the “Expense Limitation Agreement”), to reduce its advisory fees and/or reimburse other expenses of the Fund for an initial period of not less than two years and until the next following effective date of the post-effective amendment to the registration statement of the Trust relating to the Fund incorporating the Fund’s financial statements for that fiscal year (the “Initial Term”) to the extent necessary to limit the current operating expenses of the Fund, including, as applicable, investment advisory fees, but excluding, as applicable, any taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred in connection with any merger or reorganization, and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.30% of the average daily net assets of the Investor Class shares and 1.10% of the average daily net assets of the Institutional Class shares. The Expense Limitation Agreement may be terminated at any time by the Board of Trustees of the Trust (the “Board”), upon 60 days’ written notice to the Adviser, but may not be terminated by the Adviser without the consent of the Board. No recoupment will be made more than three years after the date that the applicable amount was initially waived or reimbursed by the Adviser, and the recoupment may not cause the Fund to exceed the then-existing expense limitation for that class at the time such reimbursement or waiver was made.

Semi-Annual Report | March 31, 2018	47

Centre Funds	Notes to Financial Statements

March 31, 2018 (Unaudited)

During the period ended March 31, 2018, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived and/or Reimbursed by Adviser
Centre American Select Equity Fund
Investor	$220,897
Institutional	2,873
Centre Active U.S. Treasury Fund
Investor	72,049
Institutional	7,802
Centre Active U.S. Tax Exempt Fund
Investor	46,290
Institutional	3,811
Centre Global Infrastructure Fund
Investor	325
Institutional	26,597

As of September 30, 2017, the balances of recoupable expenses for each Fund were as follows:

Fund	Expires 2018	Expires 2019	Expires 2020	Total
Centre American Select Equity Fund
Investor Class	$412,390	$439,701	$504,641	$1,356,732
Institutional Class	26,975	35,622	12,695	75,292
Centre Active U.S. Treasury Fund
Investor Class	$43,702	$167,361	$156,165	$207,834
Institutional Class	75,161	51,626	20,594	307,212
Centre Active U.S. Tax Exempt Fund
Investor Class	$27,685	$65,122	$78,400	$143,522
Institutional Class	4,789	17,852	13,016	30,868

ALPS Fund Services, Inc. (“ALPS” or the “Administrator”) serves as administrator to the Funds. ALPS receives a monthly fee paid by the Funds subject to a minimum monthly fee and is reimbursed for certain out-of-pocket expenses. Pursuant to an administrative agreement with the Trust, ALPS provides operational services to the Funds including, but not limited to fund accounting and fund administration services and general assistance in each Fund’s operations.

ALPS, pursuant to a transfer agency and services agreement with the Trust, serves as transfer agent for the Funds. Under the transfer agency and services agreement, ALPS receives an annual minimum fee per Fund and a fee based upon each shareholder account and its account activity and is reimbursed for certain out-of-pocket expenses.

ALPS, pursuant to a chief compliance officer services agreement with the Trust, provides chief compliance officer services to the Funds. Additionally, ALPS provides services in monitoring and testing the policies and procedures of the Trust in conjunction with requirements under Rule 38a-1 under the 1940 Act. ALPS receives an annual fee for these services and is reimbursed for certain out-of-pocket expenses, pursuant to the chief compliance officer services agreement.

The Trust has adopted a plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). The Plan permits the Trust, on behalf of Investor class shares of the Funds, to pay up to 0.25% per year to one or more entities for services rendered and expenses borne in connection with providing shareholder or distribution services with respect to the Investor class shares of each Fund.

ALPS Distributors, Inc. (the “Distributor”) acts as the principal underwriter of the Funds pursuant to a distribution agreement with the Trust. There were no payments to the Distributor by the Funds during the period ended March 31, 2018.

Officers of the Trust and Trustees who are “interested persons” of the Trust or the Adviser receive no salary or fees from the Trust. Each Trustee who is not an “interested person” receives an annual retainer of $20,000 paid quarterly. The Trust reimburses each Trustee and Officer for his or her travel and other expenses relating to attendance at Board meetings.

One Trustee is an officer of the Trust, and serves as Managing Director and Chief Investment Officer of the Adviser.

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Centre Funds	Notes to Financial Statements

March 31, 2018 (Unaudited)

6. FEDERAL INCOME TAX AND TAX BASIS INFORMATION

As of and during the period ended March 31, 2018, no Funds had a liability for any unrecognized tax benefits. The Funds file U.S. Federal, state, and local tax returns as required. The Funds’ tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Components of Distributable Earnings on a Tax Basis: At March 31, 2018, permanent differences in book and tax accounting were reclassified. These differences had no effect on net assets and were primarily attributed to differences in the book and tax treatment of currency transactions, book/tax distribution differences, distributions paid to meet excise and certain other investments.

Distributions to Shareholders: Each Fund normally pays dividends and net investment income, if any, on an annual basis, with the exception of the Centre Active U.S. Treasury Fund and the Centre Active U.S. Tax Exempt Fund, which intend to make monthly income distributions. Each Fund normally distributes capital gains, if any, on an annual basis. Income dividend distributions are derived from interest and other income each Fund receives from its investments, including distributions of short term capital gains. Capital gain distributions are derived from gains realized when each Fund sells a security it has owned for more than one year. Each Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for each Fund to avoid or reduce taxes. Net investment income/(loss) and net realized gain/(loss) may differ for financial statement and tax purposes. The amounts and characteristics of tax basis distributable earnings/(accumulated losses) are finalized at fiscal year-end.

The tax character of distributions paid for the fiscal year ended September 30, 2017 were as follows:

Distributions Paid From:	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Centre American Select Equity Fund	$1,571,442	$–	$2,601,748
Centre Active U.S. Treasury Fund	2,199,698	–	63,822
Centre Active U.S. Tax Exempt Fund	6,769	600,166	470,756

The tax character of distributions paid for the fiscal year ended September 30, 2016 were as follows:

Distributions Paid From:	Ordinary Income	Tax-Exempt Income	Long-Term Capital Gains
Centre American Select Equity Fund	$317,070	$–	$16,168,823
Centre Active U.S. Tax Exempt Fund	7,177	911,840	960,301

Unrealized Appreciation and Depreciation on Investments: The amount of net unrealized appreciation/(depreciation) and the cost of investment securities for tax purposes, including short-term securities at March 31, 2018 are displayed in the table below. The difference between book and tax basis unrealized appreciation/(depreciation) for the Funds is primarily attributable to wash sales and certain other investments.

	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Tax Unrealized Appreciation/(Depreciation) on Investments
Centre American Select Equity Fund	$89,181,103	$39,748,459	$(1,783,744)	$37,964,715
Centre Active U.S. Treasury Fund	42,054,024	766,847	(192,486)	574,361
Centre Active U.S. Tax Exempt Fund	20,339,358	132,915	(304,772)	(171,857)
Centre Global Infrastructure Fund	2,184,061	18,482	(149,883)	(131,401)

Semi-Annual Report | March 31, 2018	49

Centre Funds	Notes to Financial Statements

March 31, 2018 (Unaudited)

7. AFFILIATED COMPANIES:

The Centre Active U.S. Tax Exempt Fund, which is structured as a limited fund of funds, may, in accordance with its investment strategies as described in its Prospectus, invest up to 10% of its net assets in an Underlying Fund, and may hold more than 3% of an Underlying Fund’s voting securities. As defined by the 1940 Act, an affiliated person of a Fund includes a person in which a Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The purchases, sales, dividend income, capital gains, return of capital distributions received, shares, and value of investments in affiliated companies for the period ended March 31, 2018 were as follows:

Security Name	Share Balance October 1, 2017	Purchases	Sales	Share Balance March 31, 2018	Dividend Income	Realized Gain/(Loss)	Market Value March 31, 2018
Centre Global Infrastructure Fund, Institutional Class	–	213,588	–	213,588	$6,413	$–	$1,992,775
					$6,413	$–	$1,992,775

8. PURCHASES AND SALES OF INVESTMENT SECURITIES

For the period ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of investment securities (excluding any U.S. Government Obligations short-term securities and purchased options and futures) were as follows:

Fund	Purchases of Securities	Proceeds From Sales of Securities
Centre American Select Equity Fund	$53,530,590	$65,315,742
Centre Active U.S. Tax Exempt Fund	2,745,087	4,804,687
Centre Global Infrastructure Fund	2,125,207	20,153

For the period ended March 31, 2018, the aggregate cost of purchases and proceeds from sales of U.S. Government Obligations investment securities were as follows:

Fund	Purchases of Securities	Proceeds from Sales of Securities
Centre Active U.S. Treasury Fund	$–	$2,310,613

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities relating to their duties to the Trust. Additionally, in the ordinary course of business, the Trust enters into contracts with service providers that may contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

10. SUBSEQUENT EVENT

At an in-person meeting of the Board of Trustees on May 18, 2018:

(1)	The Board, including the Independent Trustees, unanimously approved an amendment to the distribution policy of the Centre Global Infrastructure Fund (the “Infrastructure Fund”). As amended, effective as of the close of business on June 1, 2018, the Infrastructure Fund expects to pay distributions from net income, if any, on a monthly basis.

(2)	The Board, including the Independent Trustees, unanimously approved an amendment to the expense limitation agreement between Centre Asset Management, LLC (the “Adviser”) and the Trust, on behalf of the Infrastructure Fund. Pursuant to agreement as amended, the Adviser has agreed to reduce its advisory fees and/or reimburse other expenses of the Fund for the Initial Term (as defined in the Prospectus of the Infrastructure Fund) of the agreement to the extent necessary to limit the current operating expenses of the Fund, including investment advisory fees, but excluding, as applicable, any taxes, leverage interest, distribution/service (Rule 12b-1) fees, shareholder services fees, brokerage commissions, acquired fund fees and expenses, expenses incurred with any merger or reorganization and extraordinary expenses (such as litigation and other expenses not incurred in the ordinary course of the Fund’s business) to an annual rate of 1.05% of the average daily net assets of the Investor Class shares of the Fund and 1.10% of the average daily net assets of the Institutional Class shares of the Fund. In addition, the Adviser agreed to bear the unamortized offering costs of the Infrastructure Fund, subject to the approval by shareholders of the Centre Active U.S. Tax Exempt Fund (the “Tax Exempt Fund”) of the proposed Reorganization (defined below).

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Centre Funds	Notes to Financial Statements

March 31, 2018 (Unaudited)

(3)	The Board voted to approve, subject to certain conditions, an Agreement and Plan of Reorganization (the “Plan”) among the Trust, on behalf of the Tax Exempt Fund; the Trust, on behalf of the Infrastructure Fund; and the Adviser. The Plan provides for (i) the transfer of all of the assets and liabilities of the Tax Exempt Fund to the Infrastructure Fund in exchange for (a) Investor Class shares of the Infrastructure Fund, which will be distributed by the Tax Exempt Fund to its Investor Class shareholders, and (b) Institutional Class shares of the Infrastructure Fund, which will be distributed by the Tax Exempt Fund to its Institutional Class shareholders; and (ii) the termination of the Tax Exempt Fund (the “Reorganization”). The Board also voted to recommend that shareholders of the Tax Exempt Fund approve the proposed Plan at a special shareholder meeting of the Fund’s shareholders (the “Special Meeting”). The terms of the proposed Plan, information about the Reorganization, including the reasons for the Reorganization, information about the Special Meeting and information about the Funds will be contained in a combined proxy statement/prospectus (the “Proxy Statement/Prospectus”). The Proxy Statement/Prospectus is expected to be mailed to Tax Exempt Fund shareholders in July 2018. If Tax Exempt Fund shareholders approve the Plan, the Reorganization is expected to be completed as soon as practicable after such shareholder approval has been obtained.

Semi-Annual Report | March 31, 2018	51

Centre Funds	Additional Information

March 31, 2018 (Unaudited)

PROXY VOTING GUIDELINES AND RECORDS

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how the Funds voted proxies during the most recent 12-month period ended June 30, is available without charge, upon request, by (1) calling the Funds at 1-855-298-4236 and (2) on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Trust files, with regard to each Fund, with the SEC a complete schedule of investments for the first and third quarters of each fiscal year on Form N-Q. The Funds’ first and third fiscal quarters end on December 31 and June 30. The Form N-Q filing must be made within 60 days of the end of the quarter. Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (call 1-800-732-0330 for information on the operations of the Public Reference Room). You may also obtain copies by calling the Funds at 1-855-298-4236.

APPROVAL OF INVESTMENT ADVISORY AGREEMENTS

At an in-person meeting held on March 9, 2018, the Board of Trustees (the “Board” or the “Trustees”) of the Trust, including a majority of the Trustees who are not parties to the Advisory Agreement (defined below) or interested persons of any such party (the “Disinterested Trustees”), considered and unanimously approved the renewal of the Investment Advisory Agreement between Centre Asset Management, LLC (the “Adviser”) and the Trust, on behalf of the Centre Global Infrastructure Fund (the “Infrastructure Fund”). In considering whether to approve the renewal of the Investment Advisory Agreement (the “Advisory Agreement”), the Trustees considered the factors discussed below, and the information relating to such factors made available to them in connection with the meeting (the “Meeting Materials”), including information provided by the Adviser in response to questions from the Trustees, and any other information the Trustees deemed relevant. The Trustees’ approval of the renewal of the Advisory Agreement was not based on any single factor, but on a consideration of the totality of factors and information they reviewed and evaluated.

Nature, Extent, and Quality of Services

The Trustees reviewed and discussed information concerning the nature, extent, and quality of advisory services provided by the Adviser to the Infrastructure Fund pursuant to the Advisory Agreement, including information concerning the investment style and approach of the Adviser. The Trustees considered the investment personnel responsible for the day-to-day management of the Fund’s portfolio and such personnel’s portfolio management experience, as well as information describing the Adviser’s compliance policies and procedures. The Trustees also considered the Adviser’s statements regarding its plans to grow the Infrastructure Fund. The Trustees concluded that the nature, extent, and quality of services provided by the Adviser as the investment adviser to the Fund was appropriate and sufficient to support approval of the renewal of the Advisory Agreement.

Performance

The Trustees considered information regarding the Fund’s performance, noting that the Fund only recently commenced operations on January 29, 2018, and therefore had a limited performance history against which the Fund’s performance could be evaluated. The Trustees discussed generally the performance of the other Funds, particularly the American Select Equity Fund, for which Mr. Abate, the portfolio manager of the Infrastructure Fund, also served as portfolio manager. The Trustees considered the investment strategies of the Infrastructure Fund, noting the Adviser’s representation that the Fund is managed to achieve its investment objective over a long-term investment cycle. Based on the foregoing, the Board determined that the Adviser’s management of the Infrastructure Fund could benefit the Fund and its shareholders.

Profitability

The Trustees considered information regarding the estimated profitability of the Infrastructure Fund to the Adviser, including information about the approximate monthly gross profit to the Adviser for managing the Fund. The Trustees also considered other benefits to the Adviser as a result of its relationship with the Fund. The Trustees concluded that the Adviser’s profitability would not prevent them from approving the renewal of the Advisory Agreement.

Economies of Scale

The Trustees considered information concerning potential economies of scale for the Infrastructure Fund, noting that the Fund is subject to an operating expense limitation agreement covering, among other operating expenses, the advisory fees charged to the Fund.

Advisory Fee and Expense Ratios

The Trustees reviewed and discussed the advisory fee paid to the Adviser under the Advisory Agreement for the services it provided thereunder and the net expense ratios of the Investor Class shares and Institutional Class shares of the Infrastructure Fund. The Trustees noted that the expense ratios of the Investor Class shares are higher than those of the Institutional Class shares. The Trustees reviewed, with respect to the Fund as of February 20, 2018, a comparison of the Fund’s advisory fee to the Morningstar Infrastructure Category median advisory fee rate, and the net expense ratio (after fee waiver and expense reimbursement) of the Fund’s Investor Class shares compared to the Morningstar Infrastructure Category average expense ratio. The Trustees also reviewed the median expense ratio of the “peer group” funds, which had been selected by the Adviser based on such funds’ philosophy and asset class. The Trustees discussed the advisory fee and expense information included in the Meeting Materials with respect to the Fund, and considered whether the advisory fee was reasonable in light of the services provided by the Adviser to the Fund. The Trustees also considered that, for the Fund, the Adviser had agreed to waive its fees and/or reimburse Fund expenses pursuant to an operating expense limitation agreement with the Trust. The Trustees also considered the fees and expense ratios charged to other advisory clients of the Adviser.

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Centre Funds	Additional Information

March 31, 2018 (Unaudited)

After reviewing all of the information presented to them, the Trustees concluded that the advisory fee payable to the Adviser by the Fund under the Advisory Agreement was reasonable in light of the services provided.

Conclusion

The Trustees, including a majority of the Disinterested Trustees, concluded, based on their consideration of the foregoing and their evaluation of all of the information reviewed by the Trustees, that renewal of the Advisory Agreement was in the best interest of the Fund and its shareholders.

Semi-Annual Report | March 31, 2018	53

CENTRE

Centre Funds

Must be accompanied or preceded by a prospectus.
ALPS Distributors, Inc., distributor for Centre Funds.

Item 2.	Code of Ethics.

Not applicable to semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable to semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable to semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.	Schedule of Investments.

(a)	The Registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

(b)	Not applicable to the Registrant.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.	Submission of Matters to a Vote of Security Holders.

None.

Item 11.	Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures were effective as of that date.

(b)	There was no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Not applicable to semi-annual report.

(a)(2)	A separate certification for the Registrant’s Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is attached hereto as Ex 99.Cert.

(a)(3)	None.

(a)(4)	Not applicable.

(b)	The certifications by the Registrant’s Principal Executive Officer and Principal Financial Officer, as required by Rule 30a-2(b) of the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex99.906Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CENTRE FUNDS

By:	/s/ James A. Abate
James A. Abate
President (Principal Executive Officer)

Date:	June 6, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James A. Abate
James A. Abate
President (Principal Executive Officer)

Date:	June 6 , 2018

By:	/s/ James A. Abate
James A. Abate
Treasurer (Principal Financial Officer)

Date:	June 6, 2018